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                                                                 EXHIBIT 99.k.1

                      TRUST PREFERRED PURCHASE AGREEMENT
                      ----------------------------------

     This TRUST PREFERRED PURCHASE AGREEMENT (this "Agreement") made as of the ____ day of September, 1999, by and among SAL TRUST PREFERRED FUND I, a Delaware statutory business trust (the "Fund"), FIRSTBANCORP, INC.,a Florida corporation (the "Company") which serves as a holding company for Gulf Coast National Bank and First National Bank of the Florida Keys (the "Banks") and FIRSTBANCORP CAPITAL STATUTORY TRUST, a Connecticut statutory business trust (the "Bank Trust"), hereinafter the Fund , the Company and the Bank Trust are collectively referred to as the "parties".

     WHEREAS, the Fund has been organized for the purpose of purchasing through this Agreement (and similar agreements with two other banks) privately placed cumulative trust preferred securities from three statutory business trusts organized by three respective community bank holding companies, including the Company; and

     WHEREAS, the purchase of the trust preferred securities is being funded by a public offering of shares of the Fund.

     NOW, THEREFORE, based upon the foregoing and mutual covenants herein contained, and for other good and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Offering. Sterne Agee, & Leach, Inc. ("Sterne Agee") pursuant to and
          --------
subject to the terms and conditions of the Underwriting Agreement dated of even date herewith ("Underwriting Agreement"), is underwriting on a firm commitment basis a public offering ("Offering") of 860,000 (or, if the over-allotment option is exercised, 946,000) shares of the Fund ("Fund Shares"). The Fund is sponsored by Sterne Agee and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the Offering will be made pursuant to the Securities Act of 1933, as amended ("1933 Act"). The proceeds of the Offering will be invested solely in 860,000 (or, if the over-allotment option is exercised, 946,000) shares of ___% cumulative trust preferred securities issued, in the aggregate, by three Connecticut statutory trusts formed by three respective community bank holding companies, including the Company, for the purpose of issuing such ___% cumulative trust preferred securities. Such ___% cumulative trust preferred securities shall have a liquidation value of $25 per share or, in the aggregate, $21,500,000 (or, if the over-allotment option is exercised, $23,650,000) and shall be purchased by the Fund for a purchase price of $25 per share or, in the aggregate, $21,500,000 (or, if the over-allotment option is exercised, $23,650,000). The ___% cumulative trust preferred securities are being sold to the Fund by the three Connecticut statutory trusts pursuant to three trust preferred securities purchase agreements dated of even date herewith by and among the Fund and each of the three community bank holding companies and each of their Connecticut statutory trusts. The ___% cumulative trust preferred securities will be guaranteed by the bank holding companies as provided in the applicable guaranty agreements. The bank holdings companies will also issue to themselves all of the ____% cumulative trust common securities of their respective Connecticut statutory trust. The proceeds of these ___% cumulative trust preferred securities and the ____% cumulative trust common securities will be used by each of the Connecticut statutory trusts to purchase subordinated debentures of their respective bank holding companies issued pursuant to an indenture agreement and a subordinated debenture purchase agreement.

     More specifically, the Company has formed, as sponsor, the Bank Trust, pursuant to the Trust Agreement dated September 1999, to be amended as of the Closing Date ("Trust Agreement") by and among the Company, as sponsor of the Bank Trust, State Street Bank and Trust Company, as property trustee of the Bank Trust (the "Property Trustee"), and _______________ and ______________ as
administrators of the Bank Trust (the "Administrative Trustees"). Simultaneously with the consummation of the Offering, the Bank Trust will sell and the Fund will purchase, pursuant to this Agreement, 280,000 shares (or, if the over-allotment option is exercised, 308,000 shares) of the ___% cumulative trust preferred securities of the Bank Trust ("Preferred Securities") which are coupled with the Preferred Securities Guarantee (as defined below)
(collectively, the Preferred Securities and the Preferred Securities Guarantee shall be hereinafter referred to as the "Fund Purchased Securities") for an aggregate purchase price of $7,000,000 (or, if the over-allotment option
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is exercised, $7,700,000). The Preferred Securities and hence the Fund Purchased
Securities will have a liquidation value in the aggregate of $7,000,000 (or, if the over-allotment option is exercised, $7,700,000) as provided in the Trust Agreement and this Agreement. The Bank Trust will also issue ______ shares of ____% cumulative trust common securities of the Bank Trust ("Common Securities") to the Company pursuant to that certain Common Securities Purchase Agreement dated as of the Closing Date ("Common Purchase Agreement"). The Preferred Securities will be guaranteed by the Company pursuant to that certain Preferred Securities Guarantee Agreement by and between the Company and State Street Bank and Trust Company, as the guarantee trustee ("Guarantee Trustee") for the benefit of the Fund, and dated as of the Closing Date (the "Preferred Securities Guarantee"). The proceeds of the Fund Purchased Securities and the Common Securities will be used by the Bank Trust to purchase ____% Subordinated Debentures of the Company due September __, 2029 ("Subordinated Debentures") with a liquidation value of $7,000,000 (or, if the over-allotment option is exercised, $7,700,000) pursuant to that certain Subordinated Debentures Purchase Agreement by and between the Company and the Bank Trust dated as of the Closing Date ("Debenture Purchase Agreement"), and the Indenture by and between the Company and State Street Bank and Trust Company, as indenture trustee (the "Indenture Trustee"), dated as of the Closing Date ("Indenture"). The coupon on the Preferred Securities and the Subordinated Debentures will be equal to the dividend yield on the Fund Shares and the debt service on the Subordinated Debentures will be paid from the Company to the Bank Trust and then from the Bank Trust to the Fund, all as expressly provided in the Indenture, Trust Agreement and this Agreement. The Fund will then, in turn, pay the Fund's net income, after any unrecovered expenses, to the holders of the Fund Shares in accordance with the terms of the Offering. For its services in connection with the Offering and on behalf of the Company, the Company will pay Sterne Agee $350,000 upon the Closing Date (and, if the over-allotment option is exercised, an additional $1.25 per share purchased under the Option). Certain agreements between the Company and Sterne Agee have been incorporated in that certain Agreement by and between the Company and Sterne Agee dated of even date herewith (the "Company/Sterne Agee Agreement").

     The Company/Sterne Agee Agreement, the Trust Agreement, the Common Purchase Agreement, the Preferred Securities Guarantee, the Debenture Purchase Agreement, the Indenture and this Agreement are hereinafter referred to collectively as the "Operative Agreements".

     2.   Definitions. All capitalized terms not otherwise defined herein shall
          -----------
have the same meaning as given such terms in the Underwriting Agreement.

     3.   Acquisition of Preferred Securities and the Preferred Securities
          ----------------------------------------------------------------
Guarantee and Option.
--------------------

          (a) Purchase Shares. On the basis of the representations, warranties
              ---------------
and covenants herein contained, and subject to the conditions herein set forth, the Bank Trust and the Company agree to sell to the Fund and the Fund agrees to purchase 280,000 shares ("Firm Shares") of the Fund Purchased Securities which have a liquidation value (as provided in the Trust Agreement) of $25 per share ($7,000,000 in the aggregate) at a purchase price of $25 per share ($7,000,000 in the aggregate). Accordingly, upon such purchase, the Company agrees to issue Subordinated Debentures to the Bank Trust in consideration of the proceeds of the Firm Shares and the Common Shares.

     Payment for the Firm Shares to be sold hereunder is to be made by wire transfer to the Bank Trust against delivery of certificates for the Fund Purchased Securities to the Fund. Such payment and delivery are to be made at the offices of the Fund, 1901 Sixth Avenue North, Suite 2100, Birmingham, Alabama at the Closing Date. The certificates for the Firm Shares will be made available for inspection by the Fund at least one business day prior to the Closing Date.

          (b) Over-Allotment Option. In addition, on the basis of the
              ---------------------
representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Bank Trust and the Company hereby grant to the Fund an option to purchase an additional 28,000 shares ("Option Shares") of the Fund Purchased Securities which have a liquidation value (as provided in the Trust Agreement) of $25 per share ($700,000 in the aggregate) at a purchase price of $25.00 per share ($700,000 in the aggregate). The option granted hereby may be exercised in whole or in part (if in part, subject to a maximum of one exercise) upon written notice given within 30 days after the date of this Agreement setting forth the number of Option Shares as to which the Fund is exercising the

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option and the time and date at which the certificate is to be delivered, but may be exercised only if and at the same time and to the same extent as the Underwriters exercise their over-allotment option under the Underwriting Agreement and further limited to the Company's pro rata share of the over-allotment option exercised by the Underwriters pursuant to the Underwriting Agreement based upon the Company's pro rata share of the Offering. The time and date at which certificates for Option Shares are to be delivered shall be the same date as the Option Closing Date under the Underwriting Agreement. If the date of exercise of the option is three or more business days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The option with respect to the Option Shares granted hereunder may be exercised only to cover the over-allotment option granted to the Underwriters pursuant to the Underwriting Agreement in connection with the sale of Fund Shares in the Offering. The Fund may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Bank Trust and the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date by wire transfer to the order of the Company against delivery of certificates therefor.

     4.   Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to the Fund that as of the date of this Agreement:

          (a) With respect to any and all information in the Registration Statement and the Prospectus as of the date hereof regarding the Company, the Bank Trust, the Preferred Securities, the Common Securities, the Subordinated Debentures and the Operative Agreements (the "Company Information"), neither the Registration Statement nor any amendment thereto, and neither the Prospectus (which includes the Statement of Additional Information for purposes of this Agreement) nor any supplement thereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading regarding the Company Information; provided, however, that the Company makes no representations or warranties as to (i) information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished by the Fund or to the Fund by or on behalf of any Underwriter through the Representative specifically for use in the preparation thereof, (ii) any description of taxation relating specifically to the Fund Shares (plus any description of taxation relating to the Subordinated Debentures or Preferred Securities not covered by the opinion referenced in Section 7(b) hereof), (iii) information relating to the other two banks participating in the Offering and (iv) the Fund or its management or operations or the Fund Shares (the items in the foregoing clauses (i) through (iv) do not constitute "Company Information").

          (b) The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, national or state bank, federal savings bank, joint venture or partnership in which the Company or any subsidiary of the Company has a 50% or greater or other controlling ownership interest) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full power and authority (corporate, partnership and other, as the case may be) to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"). The Company has been legally constituted and is validly existing in good standing as a registered bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and the rules and, to the extent applicable, regulations thereunder. Each subsidiary bank of the Company has been duly incorporated and is a validly existing banking corporation under the laws of the jurisdiction of its incorporation. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged as disclosed in the Registration Statement or the Prospectus.

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          (c) The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable (except, to the extent permitted by the National Bank Act, the stock of the Company's national bank subsidiaries). All of the outstanding stock of each of the Company's corporate subsidiaries owned beneficially and of record by the Company is owned clear of any lien, encumbrance, pledge, equity or claim of any kind other than the lien on the stock of the Bank disclosed in the Financial Statements. Neither the Company nor any of its subsidiaries is a partner or joint venturer in any partnership or joint venture.

          (d) The Company has all requisite legal right, power and authority to execute, deliver, and perform the Operative Agreements to which it is a party. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of the Operative Agreements to which it is a party. The Operative Agreements to which it is a party have been duly authorized, executed, and delivered by the Company, and are the legal, valid, and binding obligation of the Company, and are enforceable as to the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). To the Company's knowledge, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of the Operative Agreements (other than such which have been obtained or made). No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets is subject, is required for the execution, delivery, or performance of the Operative Agreements (other than such which have been obtained or made), and the execution, delivery, and performance of the Operative Agreements will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Company pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate, result in a breach of, or conflict with any term of the certificate of incorporation (or other charter document) or bylaws of the Company or any of its subsidiaries, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on the Company or any of its subsidiaries or to which any of their operations, businesses, properties, or assets are subject, other than any such breach, violation or occurrence that would not have a Material Adverse Effect.

          (e) There is not any pending or, to the best of the Company's knowledge, any threatened action, suit, claim or proceeding against the Company, or any of its officers or any of its properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its officers or properties or otherwise which (i) might result in any Material Adverse Effect to the Company or might materially and adversely affect its properties, assets or rights or (ii) might prevent consummation of the transactions contemplated by the Operative Agreements.

          (f) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Preferred Securities Guarantee and the Subordinated Debentures have been duly authorized for issuance and sale to the Fund and the Bank Trust, respectively, and the Preferred Securities of the Bank Trust have been duly authorized for issuance and sale to the Fund pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Preferred Securities Guarantee and the Subordinated Debentures of the Company or Preferred Securities of the Bank Trust or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the consummation of the transactions contemplated in the Operative Agreements. No further approval or authorization

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of any stockholder or Board of Directors of the Company or any Administrative
Trustees, Property Trustee or beneficiary of the Bank Trust (other than the Fund) or the Guarantee Trustee, the Indenture Trustee or other applicable regulatory body such as the Federal Reserve, the Florida State Banking Commission or the Federal Deposit Insurance Corporation is required for the issuance and sale of the Preferred Securities Guarantee, the Subordinated Debentures or the Preferred Securities to be issued at the Closing Date or Option Closing Date, as the case may be, under the Operative Agreements except as may be required under the 1933 Act, 1940 Act or under state or other securities or Blue Sky laws and except for the actual ministerial actions required to issue and authenticate such securities.

          (g) Osburn, Henning and Company which has examined certain of the financial statements of the Company, its subsidiaries and their acquireds, together with the related schedules and notes which are filed with the Commission as a part of the Registration Statement and which are included in the Prospectus, are independent accountants within the meaning of generally accepted accounting principles and, to the Company's knowledge, independent accountants within the meaning of the 1933 Act and the Rules and Regulations thereunder. The audited consolidated financial statements of the Company and its subsidiaries, together with the related schedules and notes as of and for the years ended December 31, 1997 and 1998 (the "Audited Financial Statements"), and the Company's unaudited balance sheet and statement of income and notes thereto as of and for the six (6) months ended June 30, 1999 (the "Interim Financial Statements") forming part of the Registration Statement and Prospectus, (collectively, the "Financial Statements"), fairly present in accordance with generally accepted accounting principles the financial position and the results of operations and changes in financial position and cash flow of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein and except, in the case of the Interim Financial Statements, the absence of notes thereto and subject to normal year end adjustments. All of the financial and statistical data with respect to the Company set forth in the Prospectus under the captions "Risk Factors", "Bank Holding Companies", "FirstBancorp, Inc. Selected Consolidated Financial Data" and "Supervision and Regulation of the Bank Holding Companies" fairly present the information set forth therein on the basis stated in the Prospectus.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance or for any labor dispute or court or governmental action, order or decree, which is not disclosed in the Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction not within the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interest, joint venture interest, long-term debt or obligations under capital leases of the Company or its subsidiaries, taken as a whole, or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any material adverse change, or any development involving a prospective material adverse change in the management, business, prospects, financial position, net worth or results of operations of the Company or its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus.

          (i) Except as set forth in the Financial Statements or the Registration Statement and Prospectus, (i) the Company and its subsidiaries have good and marketable title to all properties and assets owned by them, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a Material Adverse Effect and other than ordinary course liens purchase money liens and property subject to leases, and other than liens disclosed in the Financial Statements, (ii) the agreements to which the Company and its subsidiaries are a party are valid agreements, enforceable by the Company and its subsidiaries, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights, generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company and its subsidiaries have valid and enforceable leases for all

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properties as leased by them, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as currently proposed to be conducted.

          (j) The Company and its subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company or any of its subsidiaries that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or its subsidiaries; and all material tax liabilities are adequately provided for on the books of the Company in accordance with generally accepted accounting principles.

          (k) The Company and its subsidiaries maintain insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, errors and omissions, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; and the Company has no reason to believe that it will not be able to renew its or its subsidiaries existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company (other than the cost of such insurance subject to usual or applicable increases).

          (l) To the best of the Company's knowledge, no labor disturbance by the employees of the Company or its subsidiaries exist or is imminent that might be expected to result in a Material Adverse Effect. No collective bargaining agreement exists with any of the Company's or its subsidiaries' employees and, to the best of the Company's knowledge, no such agreement is imminent.

          (m) The Company and its subsidiaries own or possess adequate rights to use all patents, patent rights, inventions, trade secrets, knowhow, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the Company and its subsidiaries have not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company and it subsidiaries by others with respect to any patent, patent rights, inventions, trade secrets, knowhow, trademarks, service marks, trade names or copyrights; and neither the Company nor its subsidiaries have received any notice of, and have any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, knowhow, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

     5.   Representations and Warranties of the Bank Trust. The Bank Trust
          ------------------------------------------------
represents and warrants to the Fund that as of the date of this Agreement:

          (a) The Bank Trust has been duly formed and is validly existing as a statutory trust under the Connecticut Statutory Trust Act, Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, et seq. (the "Act").
                                                     -- ---

          (b) The Trust Agreement constitutes a valid and binding obligation of the Property Trustee enforceable against the Property Trustee in accordance with the terms thereof.

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          (c)  The Trust Agreement constitutes a valid and binding obligation of the Depositor and the Administrative Trustees, enforceable against the Depositor and the Administrative Trustees in accordance with its terms.

          (d) The Bank Trust has the requisite trust power and authority to (a) execute and deliver, and to perform its obligations under, the Operative Agreements to which it is a party, and (b) perform its obligations under such Operative Agreements.

          (e) Each of the Operative Agreements to which the Bank Trust is a party constitutes a valid and binding obligation of the Bank Trust, enforceable against the Bank Trust in accordance with the terms thereof.

          (f) The Preferred Securities have been duly authorized by the Bank Trust under the Trust Agreement, and the Preferred Securities, when duly issued, executed and authenticated to the Fund in accordance with the Trust Agreement and this Agreement, will be validly issued, fully paid and nonassessable and will evidence undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement.

          (g) The Common Securities have been duly authorized by the Bank Trust Agreement, and the Common Securities, when duly issued, executed and authenticated to the Company in accordance with the Trust Agreement and the Common Purchase Agreement and delivered and paid for in accordance therewith, will be, validly issued, fully paid and nonassessable and will evidence beneficial undivided interests in the assets of the Bank Trust and will be entitled to the benefits of the Trust Agreement.

          (h) Neither the execution, delivery or performance by the Bank Trust of the Operative Agreements to which it is a party, the consummation by the Bank Trust of the transactions contemplated thereby, nor compliance by the Bank Trust with any of the terms and provisions thereof, (a) violates the Trust Agreement, or, to the best of the Bank Trust's knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Agreements to which it is a party) upon property of the Bank Trust under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to the Bank Trust, to which it is a party or by which it is bound or (b) violates any applicable Connecticut law governing the Bank Trust, or, to the best of the Bank Trust's knowledge, any judgment or order of any court or other tribunal, in each case known to the Bank Trust, applicable to or binding on it.

          (i) No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut governmental authority regulating the Bank Trust is required for the execution, delivery, validity or performance of, or the carrying out by, the Bank Trust of any of the transactions contemplated by the Operative Agreements, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

          (j) The Fund, as the beneficial holder of the Preferred Securities, will be entitled to the same limitation of personal liability extended to shareholders of domestic corporations organized under the laws of the State.

     6.   Conditions to the Fund's Obligations. The obligations of the Fund to
          ------------------------------------
purchase the Fund Purchased Securities under this Agreement (and consequently, the several Underwriters to purchase the Fund Shares under the Underwriting Agreement) shall be subject to the continuing accuracy in all material respects of all representations and warranties of the Company and the Bank Trust contained in the Operative Agreements, as of the date hereof and as of the Closing Date (or the Option Closing Date as the case may be), and to the delivery of the following:

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          (a) The Company shall provide the Fund at the Closing Date or the
Option Closing Date, as the case may be, with a legal opinion from Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A. addressed to SAL Trust Preferred Fund I, in the form attached hereto as Exhibit A.

          (b) The Company shall provide the Fund at the Closing Date or the Option Closing Date, as the case may be, with a legal opinion from Bingham Dana LLP addressed to SAL Trust Preferred Fund I and to the Company, in the form as attached hereto as Exhibit B.

          (c) The Company shall provide the Fund at the Closing Date or the Option Closing Date, as the case may be, with a legal opinion from Bingham Dana LLP addressed to SAL Trust Preferred Fund I, in the form attached hereto as Exhibit C.

          (d) The Company shall provide the Fund, as of the Closing Date or the Option Closing Date, as the case may be, with a customary cold-comfort letter addressed to SAL Trust Preferred Fund I from its independent certified public accountants in accordance with FASB standards with respect to the Financial Statements and any and all other financial data relating to the Company or the Bank contained in the Registration Statement or Prospectus which letters are reasonably acceptable to the Fund and the basic content of which is agreed to by the independent certified public accountants.

          (e) On the Closing Date, the Company shall have delivered to the Fund copies of the manually signed Operative Agreements other than this Agreement and the Company/Sterne Agee Agreement which shall be executed by each of the parties and originals of which shall be delivered to each party on the same date as the Underwriting Agreement. A certificate of the Company's secretary shall confirm the continued validity of the Operative Agreements on the Closing Date (with respect only to this Agreement and the Company/Sterne Agee Agreement) and the Option Closing Date.

          (f) The Company shall provide the Fund, as of the Closing Date or the Option Closing Date, as the case may be, a certificate from the president of the Company as to the Company and a certificate from the Bank Trust as to the Bank Trust to the effect that all of the representations and warranties made by the Company and the Bank Trust, respectively, in this Agreement are true and correct as of such date.

          (g) The Fund shall have executed a purchase agreement substantially similar to this Agreement with each of the other two bank holding companies contemplated in the Offering and, as of the Closing Date, the Fund shall not have terminated either of such purchase agreements.

     7.   Conditions to Company and Bank Trust Obligations. The obligations of
          ------------------------------------------------
the Company and the Bank Trust under the Operative Agreements shall be subject to the continuing accuracy in all material respects of all representations and warranties made by Sterne Agee or the Fund in the Operative Agreements or by the Fund in the Underwriting Agreement as of the date hereof and as of the Closing Date and to the delivery to the Company of the following:

          (a) All legal opinions delivered by the Fund's counsel and the Bank Trust's counsel in connection with the Offering shall also be addressed and delivered to the Company. The opinion of counsel to the Fund shall include customary opinions with respect to the registered offering, including without limitation legal sufficiency and effectiveness of the registration statement, organization and existence of the Fund, and compliance with securities laws including the 1940 Act and 1933 Act.

          (b) An opinion letter of Morgan, Lewis & Bockius, LLP addressed to the Company to the effect that the interest payments on the Subordinated Debentures are tax-deductible to the Company.

     8.   Expenses.  Offering Participation; Offering Expenses.
          --------   -----------------------------------------

          (a) The Company acknowledges that Sterne Agee has incurred significant time and expenditures in connection with the structuring of the Offering and based thereon, each of the Company and Fund hereby agree to use their best reasonable efforts to complete the Offering in a timely manner but in no event later than September 30, 1999 unless the parties agree otherwise; provided, however, that the Company and Bank Trust shall not be required to consummate the Offering (including any issuance and sale of Fund Purchased Securities or Subordinated Debentures) if (i) the Company's first year's interest expense based upon the coupon rate of the Subordinated Debentures plus (ii) the Company's expenses under paragraph (c) below shall exceed 10.25% of $7,000,000 or $717,500.

          (b) The Company will bear all of its own expenses necessary for the participation of the Company in the Offering ("Company Expenses") including, but not limited to, its own legal counsel and accountants, the formation and administration of the Bank Trust, the creation and issuance by the Company of the Subordinated Debentures to the Bank Trust, the creation and issuance by the Bank Trust of the Preferred Securities to the Fund and any tax or other legal opinions issued to the Banks regarding the tax effects and the issuance of the Preferred Securities including any such legal opinions issued by counsel to the Fund.

          (c) The Company shall further bear all of its pro rata share (allocated based on relative Offering proceeds) of the Fund's costs and expenses incident to the issuance, offer, sale and delivery of the Fund Shares ("Fund Expenses") including all expenses and fees incident to the filing of the Registration Statement with the SEC and the NASD, AMEX, NYSE or other exchange, as applicable, and including all filing fees incident to qualification of the Offering with the NASD Regulation, Inc., reasonable fees and disbursements of counsel and accountants for the Fund and fees and disbursements of counsel to Sterne Agee, Ritchie & Rediker, L.L.C. (provided, however, that the Company's reimbursement of fees and disbursements for Ritchie & Rediker, L.L.C., shall not exceed $13,333.33 and paid directly to Sterne Agee), costs for preparing, printing and mailing (including printing and service fees of the financial printer and any mailing service provider) the Registration Statement and as many copies of the underwriting documents, Prospectuses and Preliminary Prospectus as Sterne Agee may deem necessary and related exhibits including all amendments and supplements to the Registration Statement, all fees relating to the listing of the Fund Shares on AMEX and/or such other market(s) upon which the Fund and Sterne Agee determine to list the Fund Shares, and all costs associated with the Fund's "road show" including Sterne Agee's out-of-pocket expenses and expenses associated with presentations by the Fund and/or the Company and preparation of visual materials associated therewith; provided, however, the Fund Expenses shall not exceed two percent (2%) of the Company's pro rata share of the proceeds of the Offering. The financial printer shall be as set forth on the Summary of Terms. Fund Expenses shall be payable as reimbursement to the Fund by the 15/th/ day following the date upon which each and any invoice is presented to the Company by the Fund; provided, however, that the Fund shall not present any invoice or group of invoices to the Company more than one time per month. Notwithstanding the foregoing or any other provision to the contrary contained herein, in the event the Offering is terminated for any reason other than as provided in subparagraph (d) below, the Fund Expenses to be borne by the Company shall not exceed $50,000 for the Company excluding the costs and fees of the financial printer and any mailing service provider as referred to above relating to the printing and mailing of the Registration Statement and Prospectus in connection with the Offering.

          (d) Further notwithstanding the foregoing or any other provisions to the contrary contained herein, if, as a result of the failure of the Company to use its best reasonable efforts to consummate closing of the Offering by September 30, 1999 (and Sterne Agee has not failed to use its best reasonable efforts to complete the Offering) and the Offering is at anytime thereafter abandoned by Sterne Agee, then, within fifteen (15) days following such abandonment, the Company shall reimburse Sterne Agee its pro rata share (allocated based on relative expected Offering proceeds) of Sterne Agee's actual out-of-pocket expenses (but excluding expenses of the Fund addressed in subparagraph (c) above) incurred in Sterne Agee's capacity as the underwriter of the Offering and sponsor of the Fund up to a maximum of $20,000; provided, however, this subparagraph (d) in no way affects or limits the Company's obligations to pay its pro rata share of the costs and expenses incident to the issuance, offer, sale and delivery of the Fund Shares referred to in subparagraph (c) above.

     9.   Operating Expenses. For so long as the Fund is a holder of Preferred
          ------------------
Securities, the Company shall bear all of its pro rata share (allocated based on relative Offering proceeds as adjusted from time to time for any redemptions) of the annual operating costs and expenses incident to the operation of the Fund (if and to the extent reasonable, appropriate and customary to a registrant such as the Fund making an offering such as the Offering), including but not limited to, filings with the SEC, NASD, any applicable state securities commissions or any applicable securities exchanges of any annual, semi-annual or other periodic filings, attorney's fees, accounting fees, fees of the Board of Trustees of the Fund and custodian, fees of the investment manager, insurance including liability insurance for the Board of Trustees, transfer agent fees and other administrative fees; provided, that such aggregate costs and expenses shall not exceed $185,000 per annum, as adjusted each year for changes in the cost of living as reflected in the Consumer Price Index of All Urban Consumers, U.S. City Average, ALL ITEMS. No such adjustment shall in any year result in a reduction of the then current limitation. Sterne Agee and the Fund shall use reasonable efforts to maintain all such expenses at a minimum. If more than 20% of the Fund's assets consist of investments other than any or all of the Preferred Securities or the Subordinated Debentures and the ___% cumulative trust preferred securities or the ___% subordinated debentures of the other two bank holding companies purchased by the Fund with the proceeds of the Offering, then the Company's obligation hereunder shall be reduced by such percentage of the Fund's assets consisting of such other investments.

     10.  Affirmative Covenants. So long as the Fund is a holder of any Firm
          ---------------------
Shares or Option Shares:

          (a) Fulfillment of Obligations. The Company, its subsidiaries and the
              --------------------------
Bank Trust shall observe and comply with all of the terms, conditions, restrictions and covenants to be observed or performed by either of them under their respective organizational documents and the Operative Agreements to which either of them is a party.

          (b) Accounts and Reports. The Company and the Bank Trust will
              --------------------
maintain a standard system of accounts, records and accounting controls and systems in accordance with generally accepted accounting principles consistently applied. Subject to applicable back regulatory requirements, the Company will provide the Fund with a copy of the following documents within fifteen (15) days following the filing or completion thereof by either the Company or its auditors: (i) regularly prepared audited financial statements, (ii) quarterly and annual financial statements filed with applicable bank regulatory agencies and (iii) annual reports to shareholders, if applicable.

          (c) Payment of Taxes. The Company shall, and shall cause its
              ----------------
subsidiaries to, pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon them or upon their income or property before the same shall become in default, as well as all lawful claims for labor, material and supplies which, if not paid when due, might become a lien or charge upon their property or any part thereof; provided, however, that
                                                        --------  -------
the Company or its subsidiaries shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested in good faith by appropriate proceedings and an adequate reserve therefor has been established on their books if required under GAAP.

          (d) Conduct of Business; Compliance with Laws. The Company shall
              -----------------------------------------
keep, and shall cause its Subsidiaries including the Bank Trust to keep their properties in such repair, working order and condition and will from time to time make such repairs, renewals, replacements, additions and improvements thereto so that the business carried on in connection therewith may be properly conducted at all times in a commercially reasonable manner and in material compliance with all applicable statutes, rules and regulations and material obligations; and the Company shall, and shall cause its subsidiaries to, otherwise comply with all applicable statutes, rules, regulations and other material obligations.

          (e) General Insurance. The Company shall keep all of its insurable
              -----------------
properties and all of the insurable properties of its subsidiaries now or hereafter owned adequately insured at all times against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses; maintain public liability, workman's compensation and other liability coverage (including so-called errors and omissions, products or service liability coverage) insuring the Company and its subsidiaries to the extent customary with respect to companies conducting similar businesses, all by financially sound and reputable insurance companies and, upon request of the Fund, furnish to the Fund satisfactory evidence of the same.

          (f) Inspection. Subject to the Fund's execution of confidentiality
              ----------
agreements and other reasonable precautions that the Company and Bank Trust may request from time to time, the Fund may make reasonable inspection of the properties, books and other records of the Company, its subsidiaries and the Bank Trust and may interview directors, officers, employees and independent accountants regarding the affairs of the Company, its subsidiaries and the Bank Trust, in any reasonable manner and at such reasonable times as may be reasonably requested, for the purpose of determining the Company's and the Bank Trust's continuing ability to honor their obligations under the Firm Shares or Option Shares. Any such examinations shall be conducted under the supervision of appropriate officers and personnel of the Company and Bank Trust and subject to applicable bank regulatory requirements. The Company and Bank Trust do not hereby waive or release their respective proprietary or other interest or rights or other protections under applicable law relating to any information obtained by the Fund through such investigations.

          (g) Corporate Existence. The Company shall maintain and cause each of
              -------------------
its subsidiaries and the Bank Trust to maintain their respective statutory existence, rights and franchises in full force and effect, except as otherwise permitted under the Indenture.

          (h) Further Assurances.
              ------------------

              (i) The Company will cure promptly or will cause any or all of its subsidiaries or the Bank Trust to cure promptly any defects in the creation and issuance of the Firm Shares or Option Shares or the Subordinated Debentures, and in the execution and delivery of the Operative Agreements. The Company at its expense, will promptly execute and deliver or will cause any or all of its subsidiaries or the Bank Trust to execute and deliver promptly to the Fund, following receipt of a reasonable request in writing from the Fund, all such other and further documents, agreements and instruments in compliance with or pursuant to its covenants and agreements herein, and will make any recordings, file any notices, and obtain any consents as may be necessary or appropriate in connection therewith.

              (ii) The Fund will cure promptly any defects in the creation and issuance of the Fund Shares, and in the execution and delivery of the Operative Agreements. The Fund at its expense, will promptly execute and deliver promptly to the Company, following receipt of a reasonable request in writing from the Company, all such other and further documents, agreements and instruments in compliance with or pursuant to its covenants and agreements herein, and will make any recordings, file any notices, and obtain any consents as may be necessary or appropriate in connection therewith.

          (i) Bank Trust Trustee. The Company shall at all times use reasonable
              ------------------
efforts to cause the Bank Trust to maintain State Street Bank and Trust or another qualified bank or trust company reasonably acceptable to the Fund as the Property Trustee, Indenture Trustee and Guarantee Trustee and as otherwise required by the Indenture.

     11.  Representations and Covenants of the Fund. The Fund represents,
          -----------------------------------------
warrants and covenants to the Company and the Bank Trust as follows:

          (a) The Fund has been duly organized under the laws of the State of Delaware as a business trust and is validly existing and in good standing as a business trust under the laws of the State of Delaware, with full power and authority to own its properties, and to conduct its business as such business is proposed to be conducted and to carry out the transactions contemplated hereby. The Fund has all requisite authority to execute and deliver this Agreement and any other Operative Agreement to which it is a party and this Agreement and such Operative Agreements when so executed and delivered shall be legal, valid and binding obligations of the Fund, as applicable, enforceable in accordance with their terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally, or the application of principal of equity, whether applied in a proceeding at law or in equity. The representation and warranties of the Fund in Section 1.(a) of the Underwriting Agreement are true and correct.

         (b) The Fund, by acceptance of Firm Shares or Option Shares, as the case may be, represents that it has purchased such shares, not with a view to, or for sale in connection with, any distribution thereof in violation of the 1933 Act.

         (c) The Fund has had an opportunity to ask questions of and receive answers from the Company, or any person or persons acting on their behalf, concerning the terms and conditions of the investment represented by the purchase of the Firm Shares or Option Shares, as the case may be, and concerning the business of the Company and the transactions contemplated hereby, and all such questions have been answered to the full satisfaction of the Fund.

         (d) The investment manger of the Fund has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Firm Shares or Option Shares, as the case may be. The Fund acknowledges and agrees that the Fund Purchased Securities shall be subject to the terms of those certain Operative Agreements relating thereto, including the Indenture, Trust Agreement and Preferred Securities Guarantee.

         (e) The Fund is aware of the fact that the Firm Shares or Option Shares, as the case may be, have not been registered under the 1933 Act or any state securities laws, and that the Firm Shares or Option Shares, as the case may be, purchased in accordance with this Agreement may not be sold, transferred, or otherwise disposed of in the absence of registration under the 1933 Act and applicable state securities laws or an opinion of counsel, satisfactory to the Company, to the effect that such registration is not required due to the availability of registration exemptions.

         (f) It is agreed and acknowledged that all certificates, representing the Firm Shares or Option Shares, as the case may be, if any, shall contain the following legend until such time as such shares shall be registered pursuant to the 1933 Act or comply with Rule 144(k) promulgated under the 1933 Act:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH NOR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE AND SUCH REGISTRATION IS NOT CONTEMPLATED. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED IN WHOLE OR IN PART OR OTHERWISE ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     The Fund understands that the certificates will also bear such legends and be subject to such transfer restrictions as set forth in the Trust Agreement.

     12. Closing Deliveries.  In connection with the purchase of the Firm
         ------------------
Shares or Option Shares, as the case may be, by the Fund hereunder, the following deliveries and other matters shall take place either on or before the Closing Date or the Option Closing Date, as the case may be:

          (a) The Company shall deliver to the Fund all of the documents referred to in Section 6 of this Agreement and the Company shall receive delivery of all documents referred to in Section 7 of this Agreement.

          (b) The Fund shall receive a certificate from the secretary of the Company (certified by the president of the Company) enclosing true and correct copies of the resolutions of the Board of Directors of the Company authorizing the Company to enter into the Operative Agreements and sell to the Fund the Firm Securities and the Option Securities, as the case may be, certified copies of the Articles of Incorporation of the Company and its subsidiaries, copies of certificates of good standing for the Company and its subsidiaries, a representation that there have been no amendments to or documents affecting or altering the Articles of Incorporation of the Company or its subsidiaries since date of the certified copies thereof, attaching a true and correct form of the Preferred Securities, the Common Securities and Subordinated Debentures and certifying that the officers executing this certificate are duly elected officers of the Company.

          (c) Each of the Operative Agreements shall be executed and delivered and all performance required on or before such date shall have been performed in all material respects.

          (d) The Company shall duly issue and deliver certificates to the Fund for the Firm Shares or the Option Shares, as the case may be, to be purchased by the Fund and the applicable Guarantee.

          (e) The Company, the Bank Trust and the Fund shall execute a cross-receipt affirming that the Company has received the proceeds from the sale of Subordinated Debentures to the Bank Trust, the Bank Trust has received the proceeds from the sale of Fund Purchased Securities to the Fund, the Fund has received the certificates representing ownership of the Fund Purchased Securities, and the Bank Trust has received certificates representing the Subordinated Debentures.

     13.  Indemnification and Contribution.
          --------------------------------

          (a) The Company agrees to indemnify and hold harmless the Fund against any losses, claims, damages, liabilities or expenses (including reasonable attorney's fees and reasonable costs of investigation), joint or several, to which the Fund may become subject under the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of representation, warranty, agreement or covenant of the Company herein contained,
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company agrees to reimburse the Fund for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                                   --------  -------
Company shall only be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission regarding the Company Information (as defined in Section 4(a)) made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto; provided that the Company had an opportunity to review
                       -------------
and comment on the Company Information prior to filing with the SEC and the Company Information conforms thereto and, provided further, that the indemnity
                                          ----------------
agreement provided in this Section 13(a) with respect to any Preliminary Prospectus shall not inure to the benefit of the Fund if any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Fund Shares, failed to deliver a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected to such person within the time required by the 1933 Act, the 1940 Act and the Rules and Regulations thereunder.

     The indemnity agreement in this Section 13(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and trustee of the Fund and each person, if any, who controls the Fund within the meaning of the 1940 Act, the 1933 Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          (b) The Fund agrees to indemnify and hold harmless the Company and the Bank Trust against any losses, claims, damages or liabilities, or expenses (including reasonable costs of investigation) joint or several, to which the Company or Bank Trust may become subject under the 1933 Act, the 1940 Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Fund herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 13(b) to the extent that such untrue statements or alleged untrue statement or omission or alleged omission did not constitute "Company Information" subject to indemnification by the Company to the Fund as provided in the foregoing paragraph (a), and agrees to reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

     The indemnity agreement in this Section 13(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company, each officer and trustee of the Bank Trust and each person, if any, who controls the Company or the Bank Trust within the meaning of the 1940 Act, 1933 Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Fund may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 13 of notice of the commencement of any action for which such party is indemnified hereunder, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 13, notify the indemnifying party in writing of the commencement thereof but the unintentional omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise than under this Section 13 except to the extent that the indemnifying party is materially prejudiced thereby. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the
                                        --------  -------
defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon advice of counsel that there may be legal defenses available to it which are inconsistent to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this
Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnifying party representing all the indemnified parties under Section 13(a) or 13(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time (no more than fifteen (15) days) after notice of commencement of the action is given to indemnifying party by indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No
            --------
indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party or indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made and would otherwise be covered pursuant to this Section 13 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 13 provided for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages, liabilities or expense subject to indemnification under this Section 13 (including reasonable costs of investigation) to which they may be subject (after contribution from others), provided, however, that (i) no person guilty of a fraudulent
         --------  -------
misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation, and (ii) no person shall be required to contribute an amount greater than the amount for which such party would otherwise have been required to indemnify under this Section 13. The contribution agreement in this Section 13(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and trustee of the Fund, each officer and director of the Company, each officer and trustee of the Bank Trust and each person, if any, who controls the Fund or the Company within the meaning of the 1940 Act, 1933 Act or the Exchange Act.

          (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who are represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 13, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 13 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the 1933 Act, the 1940 Act and the Exchange Act.

     14.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Alabama, without regard to principles of conflicts of law.

     15.  Binding Agreement; Assignment.  This Agreement and the right of the
          -----------------------------
parties hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, estates and legal representatives. No rights or obligations under this Agreement may be assigned without the written consent of the parties hereto.

     16.  Entire Agreement; Amendment.  This Agreement and the documents
          ---------------------------
delivered pursuant hereto, constitute the entire Agreement and understanding among the parties hereto and supersede and revoke any prior agreement or understanding relating to the subject matter of this Agreement. No change, amendment, termination or attempted waiver of any of the provisions hereof shall be binding upon the other parties unless reduced to writing and signed by the party against whom such change, amendment, termination or waiver is sought to be enforced.

     17.  Counterparts.  This Agreement may be executed in two or more
          -------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     18.  Captions.  The Captions used in this Agreement are inserted for
          ---------
convenience only and shall not constitute a part hereof.

     19.  Third Party Rights.  It is the intention of the parties that nothing
          ------------------
in this Agreement shall be deemed to create any right in favor of or with respect to any Person not a party to this Agreement.

     20.  Survival.  The representations, warranties, covenants and agreements
          --------
made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery thereof for the period of the statute of limitations applicable thereto, including any periods of waiver or extension thereof, and all certificates delivered at the Closing Date or the Option Closing Date, as the case may be, which reconfirm the representations and warranties herein as of such date shall be deemed to constitute a representation and warranty made herein by such party.

     21.  Partial Invalidity.  If any provision of this Agreement is found by
          ------------------
any competent authority to be void or unenforceable, such provision shall be modified, if possible, so as to effect the intent of the parties expressed herein, or if it cannot be so modified, it shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall continue in full force and effect.

     22.  Notices. All notices, requests, demands, claims, and other
          -------
communications hereunder will be in writing. Any notice, request, demand, claim or other communication if addressed to the intended recipient as set forth below shall be deemed to be duly given either when personally delivered or two days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one day after it is delivered to a commercial overnight courier that retains receipts for deliveries:

          If to the Company:

          FirstBancorp, Inc.
          3838 Pamiami Trail North
          Post Box Office 413040
          Naples, Florida 34103
          Attn: Jerry J. Williams, President and CEO

          If to the Bank Trust

          FirstBancorp Capital Statutory Trust
          3838 Pamiami Trail North
          Post Box Office 413040
          Naples, Florida 34103
          Attn: Jerry J. Williams, President and CEO

          With copy (if to Company or Bank Trust) to:

          Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A.
          Citrus Center
          255 South Orange Avenue
          Suite 800
          Orlando, Florida 32801
          Attn: Jack P. Greeley

          If to the Fund:

          SAL TRUST PREFERRED FUND I
          1901 Sixth Avenue North
          Birmingham, Alabama 35203
          Attn: James S. Holbrook, Jr.

          With copy to:

          Thomas Harman, Esq.
          Morgan, Lewis & Bockius LLP
          1800 M Street, N.W.
          Washington, D.C. 20036-5969

          and to:

          William K. Holbrook, Esq.
          Ritchie & Rediker, L.L.C.
          312 North 23/rd/ Street
          Birmingham, Alabama 35203

Any party may give any notice, request, demand, claim, or other communication hereunder using any other means, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which such notices, requests, demands, claims, or other communications are to be delivered by giving the other parties notice in the manner herein set forth.

     23.  Termination. This Agreement shall continue until there are no Firm
          -----------
Shares or Option Shares, as the case may be, outstanding or until this Agreement is terminated by the written agreement of the parties, which ever first occurs. Further, this Agreement shall automatically terminate and be of no further force and effect in the event that the Underwriting Agreement is for any reason terminated.

                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ATTEST:                             SAL TRUST PREFERRED FUND I



________________________            By: _________________________
Secretary                           Name:  James S. Holbrook, Jr.
                                    Title: President


ATTEST:                             FIRSTBANCORP, INC.


____________________________        By: _____________________________
Secretary                           Name:  Jerry J. Williams
                                    Title: President


ATTEST:                             FIRSTBANCORP CAPITAL STATUTORY TRUST

____________________________        By: _____________________________
Secretary                           Name:  Jerry J. Williams
                                    Title: Administrative Trustee

                                   EXHIBIT A
                                   ---------

[Form of Legal Opinion of Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A. for
                                 the Company]

1. The Company has been incorporated and its status is active as a corporation under the laws of the State of Florida with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and Prospectus, and to counsel's knowledge is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a materially adverse effect upon the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), excluding any such qualification required as a result of the formation of the Bank Trust and the consummation of the Offering (as to which no opinion is expressed).

2. Based solely on a letter dated ________ ___, 1999 from _________ of the Board of Governors of the Federal Reserve System, the Company is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

3. Each of the Company's subsidiaries has been incorporated and its status is active as a corporation under the laws of the state of its incorporation and Gulf Coast National Bank and First National Bank of the Florida Keys are each further validly existing as a state-chartered bank under the laws of the State of Florida with corporate power and authority to own its properties and conduct its business as now conducted, and to counsel's knowledge is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify would have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Company's subsidiaries are owned of record and, to counsel's knowledge, beneficially, by the Company, except for _________ shares of __________ which are owned of record by _________. To our knowledge, neither the Company nor any of its subsidiaries have issued or are parties to outstanding options or warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into any, shares of capital stock in any of the Company's subsidiaries, other than __________.

 .   Under the laws of the State of Florida, the Company's Articles of
Incorporation and its Bylaws, the Company has corporate power and authority to execute and deliver, and to perform its obligations under, the Operative Agreements to which it is party and to issue, sell and deliver the Subordinated Debentures to the Bank Trust pursuant to the Debenture Purchase Agreement and the Indenture against payment of the consideration set forth in the Debenture Purchase Agreement upon which time (assuming due authentication of the Subordinated Debentures by the Trustee in accordance with the Indenture) the Subordinated Debentures will be validly issued to the Bank Trust and will constitute valid and binding obligations of the Company to the Bank Trust which shall be entitled to the benefits of the Indenture and shall be enforceable by the Bank Trust against the Company in accordance with its terms and subject to the terms of the Indenture and the Operative Agreements to which the Company is party (including, without limitation, the Preferred Securities Guarantee), and the Operative Agreements to which the Company is party have been duly authorized, executed and delivered by the Company and constitute the legal and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other laws affecting creditors' rights generally, including, without limitation, the United States Bankruptcy Code and applicable state laws.

5. There are no preemptive rights or, to the knowledge of such counsel, other rights to subscribe for or to purchase, the Subordinated Debentures pursuant to the Company's Articles of Incorporation, Bylaws or the Material Agreements ["Material Agreements" to constitute agreements specifically identified and listed on a schedule]. The terms of the Subordinated Debentures materially conform to the descriptions thereof set forth in the Prospectus (including the Statement of Additional Information), insofar as such statements constitute descriptions of contracts, agreements or other legal documents, with due regard to the fact that such description is a summary of certain material aspects of the Subordinated Debentures and that additional terms of the Subordinated Debentures are contained in the

Indenture and other Operative Agreements provided to you and the Fund and their respective counsel which are not included in such description.

6. No consent, approval, authorization or order of any court or governmental agency or body is required on the part of the Company for the performance of the Operative Agreements by the Company or the consummation by the Company of the transactions contemplated (other than as may be required under applicable bank regulation, as to which we express no opinion). The performance of the Operative Agreements by the Company and the consummation by the Company of the transactions contemplated thereby will not conflict with or result in a material breach or violation by the Company of any of the terms or provisions of, or constitute a material default by the Company under, any Material Agreement, a violation or breach of the Articles of Incorporation or bylaws of the Company, or any material breach or violation of any statute, judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties; other than any such breach or violation that will not have a Material Adverse Effect, and other than as may occur under applicable bank regulation, as to which we express no opinion.

7. Except as disclosed in the Registration Statement or the Prospectus, to our knowledge, there is not pending or threatened against the Company any legal or governmental action, suit, or proceeding to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body that would have a Material Adverse Effect if determined adversely, other than as set forth in _________ [insert reference to list of litigation].

8. To the knowledge of such counsel, neither the Company nor any of its subsidiaries is in material violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company and its subsidiaries and material to the Company and its subsidiaries taken as a whole or any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, other than any such violations that are not reasonably expected to have a Material Adverse Effect.

Although we have not undertaken, except as otherwise expressly indicated in this letter, to independently verify the accuracy or completeness or fairness of the statements in the Registration Statement, we have participated in the preparation of portions of the Registration Statement and the Prospectus relating to the Company and the Operative Agreements, including review and discussion of the contents thereof with representatives of the Company and its independent certified public accountants and with representatives of the Fund, the Underwriters and the other Bank Holding Companies and the Fund's, the Underwriters' and the other Bank Holding Companies' respective counsel, and on the basis of the foregoing and the Documents (and relying as to materiality to a large extent upon the opinions and representations of officers and other representatives of the Company), we advise you that nothing has come to our attention that has caused us to believe that the Company Information contained in the Registration Statement at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no opinion as to the financial statements and the notes thereto and any other financial and statistical data included in the Registration Statement or the Prospectus).

                                   EXHIBIT B
                                   ---------

          [Form of Legal Opinion of Bingham Dana for the Bank Trust]

     The Operative Agreement to which the Bank Trust is a party each as set forth in the opinion shall be herein referred to as the "Operative Documents".

1. The Bank Trust has been duly formed and is validly existing as a statutory trust under the Connecticut Statutory Trust Act, Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, et seq. (the "Act").
                                           -- ---

2. The Trust Agreement constitutes a valid and binding obligation of the Property Trustee enforceable against the Property Trustee in accordance with the terms thereof.

3. The Trust Agreement constitutes a valid and binding obligation of the Depositor and the Administrative Trustees, enforceable against the Depositor and the Administrative Trustees in accordance with its terms.

4. The Bank Trust has the requisite trust power and authority to (a) execute and deliver, and to perform its obligations under, the Operative Documents, and
(b) perform its obligations under such Operative Documents.

5. Each of the Operative Documents to which the Bank Trust is a party constitutes a valid and binding obligation of the Bank Trust, enforceable against the Bank Trust in accordance with the terms thereof.

6. The Preferred Securities have been duly authorized by the Bank Trust under the Trust Agreement, and the Preferred Securities, when duly issued, executed and authenticated to the Fund in accordance therewith, will be validly issued, fully paid and nonassessable and will evidence undivided beneficial interests in the assets of the Bank Trust and will be entitled to the benefits of the Trust Agreement.

7. The Common Securities have been duly authorized by the Trust Agreement, and the Common Securities, when duly issued, executed and authenticated to the Company in accordance with the Trust Agreement and the Common Purchase Agreement and delivered and paid for in accordance therewith, will be, validly issued, fully paid and nonassessable and will evidence beneficial undivided interests in the assets of the Bank Trust and will be entitled to the benefits of the Trust Agreement.

8. Neither the execution, delivery or performance by the Bank Trust of the Operative Documents, the consummation by the Bank Trust of the transactions contemplated thereby, nor compliance by the Bank Trust with any of the terms and provisions thereof, (a) violates the Trust Agreement, or, to the best of our knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Documents) upon property of the Bank Trust under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to us, to which it is a party or by which it is bound or (b) violates any applicable Connecticut law governing the Bank Trust, or, to the best of our knowledge, any judgment or order of any court or other tribunal, in each case known to us, applicable to or binding on it.

9. No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut governmental authority regulating the Bank Trust is required for the execution, delivery, validity or performance of, or the carrying out by, the Bank Trust of any of the transactions contemplated by the Operative Documents, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

10. The Fund, as the beneficial holder of the Preferred Securities, will be entitled to the same limitation of personal liability extended to shareholders of domestic corporations organized under the laws of the State.

                                   EXHIBIT C
                                   ---------

         [Form of Legal Opinion of Bingham Dana LLP for State Street]

     The Operative Agreements to which State Street is party as well as certain other documents each set forth in the opinion are herein referred to as the "Operative Documents".

1. State Street is a state chartered trust company, validly formed under the laws of the Commonwealth of Massachusetts, is authorized to transact the business of banking under the laws of the State and has the requisite corporate and trust power and authority (a) to execute, deliver and perform its obligations under the Operative Documents to which it is a party in its individual capacity and (b) as Property Trustee, Indenture Trustee and Guarantee Trustee, as the case may be, to execute, deliver and perform its obligations (on behalf of the Bank Trust) under the Operative Documents to which the Property Trustee (on behalf of the Bank Trust), Indenture Trustee and the Guarantee Trustee, as the case may be, is a party.

2. State Street, individually, and in its capacity as Property Trustee, Guarantee Trustee and Indenture Trustee, as the case may be, has duly authorized, executed and delivered the Operative Documents to which the Property Trustee, Indenture Trustee and the Guarantee Trustee, as the case may be, is party. Each of the Indenture and the Guarantee constitutes a valid and binding obligation of State Street, individually and in its capacity as Indenture Trustee and as Guarantee Trustee, as the case may be, enforceable in accordance with the terms thereof.

3. The Debentures delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

4. Neither the execution, delivery or performance by State Street or the Trustees, as the case may be, of the Operative Documents, the consummation by State Street or the Trustees, as the case may be, of the transactions contemplated thereby, nor compliance by State Street or the Trustees, as the case may be, with any of the terms and provisions thereof, (a) requires any approval of its stockholders, or, to the best of our knowledge, any consent or approval of or the giving of notice to any holders of any indebtedness or obligations (or any trustees for such holders) of it known to us, (b) violates its charter documents or by-laws, or, to the best of our knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Documents) upon its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to us, to which it is a party or by which it is bound or (c) violates any applicable State law governing the banking or trust powers of State Street or the Trustees, as the case may be, or, to the best of our knowledge, any judgment or order of any court or other tribunal, in each case known to us, applicable to or binding on it. No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any State governmental authority regulating the banking or trust powers of State Street or the Trustees, as the case may be, is required for the execution, delivery, validity or performance of, or the carrying out by, State Street or the Trustees, as the case may be, of any of the transactions contemplated by the Operative Documents, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

                      TRUST PREFERRED PURCHASE AGREEMENT
                      ----------------------------------

     This TRUST PREFERRED PURCHASE AGREEMENT (this "Agreement") made as of the ____ day of September, 1999, by and among SAL TRUST PREFERRED FUND I, a Delaware business trust (the "Fund"), FIRST SOUTHERN BANCORP, INC., a Florida corporation (the "Company") which serves as a holding company for First Southern Bank (the "Bank") and FIRST SOUTHERN BANCORP CAPITAL STATUTORY TRUST, a Connecticut statutory trust (the "Bank Trust"), hereinafter the Fund, the Company and the Bank Trust are collectively referred to as the "parties".

     WHEREAS, the Fund has been organized for the purpose of purchasing through this Agreement (and similar agreements with two other banks) privately placed cumulative trust preferred securities from three statutory trusts organized by three respective community bank holding companies, including the Company; and

     WHEREAS, the purchase of the trust preferred securities is being funded by a public offering of shares of the Fund.

     NOW, THEREFORE, based upon the foregoing and mutual covenants herein contained, and for other good and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Offering. Sterne, Agee & Leach, Inc. ("Sterne Agee") pursuant to and
          --------
subject to the terms and conditions of the Underwriting Agreement dated of even date herewith ("Underwriting Agreement"), is underwriting on a firm commitment basis a public offering ("Offering") of 860,000 (or, if the over-allotment option is exercised, 946,000) shares of the Fund ("Fund Shares"). The Fund is sponsored by Sterne Agee and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Offering will be made pursuant to the Securities Act of 1933, as amended ("1933 Act"). The proceeds of the Offering will be invested solely in 860,000 (or, if the over-allotment option is exercised, 946,000) shares of ___% cumulative trust preferred securities issued, in the aggregate, by three Connecticut statutory trusts formed by three respective community bank holding companies, including the Company, for the purpose of issuing such ___% cumulative trust preferred securities. Such ___% cumulative trust preferred securities shall have a liquidation value of $25 per share or, in the aggregate, $21,500,000 (or, if the over-allotment option is exercised, $23,650,000) and shall be purchased by the Fund for a purchase price of $25 per share or, in the aggregate, $21,500,000 (or, if the over-allotment option is exercised, $23,650,000). The ___% cumulative trust preferred securities are being sold to the Fund by the three Connecticut statutory trusts pursuant to three trust preferred securities purchase agreements dated of even date herewith by and among the Fund and each of the three community bank holding companies and each of their Connecticut
statutory trusts.   The ___% cumulative trust preferred securities will be
guaranteed by the bank holding companies as provided in the applicable guaranty agreements. The bank holdings companies will also issue to themselves all of the ____% cumulative trust common securities of their respective Connecticut statutory trust. The proceeds of these ___% cumulative trust preferred securities and the ____% cumulative trust common securities will be used by each of the Connecticut statutory trusts to purchase subordinated debentures of their respective bank holding companies issued pursuant to an indenture agreement and a subordinated debenture purchase agreement.

     More specifically, the Company has formed, as sponsor, the Bank Trust, pursuant to the Trust Agreement dated September 1999, to be amended as of the Closing Date ("Trust Agreement") by and among the Company, as sponsor of the Bank Trust, State Street Bank and Trust Company, as property trustee of the Bank Trust (the "Property Trustee"), and _______________ and ______________ as
administrators of the Bank Trust (the "Administrative Trustees").
Simultaneously with the consummation of the Offering, the Bank Trust will sell and the Fund will purchase, pursuant to this Agreement, 280,000 shares (or, if the over-allotment option is exercised, 308,000 shares) of the ___% cumulative trust preferred securities of the Bank Trust ("Preferred Securities") which are coupled with the Preferred Securities Guarantee (as defined below) (collectively, the Preferred Securities and the Preferred Securities Guarantee shall be hereinafter referred to as the "Fund Purchased Securities") for an aggregate purchase price of $7,000,000 (or, if the over-allotment option is exercised, $7,700,000). The Preferred Securities and hence the Fund Purchased Securities will have a liquidation value in the aggregate of $7,000,000 (or, if the over-allotment option is exercised, $7,700,000) as provided in the Trust Agreement and this Agreement. The Bank Trust will also issue ______ shares of ____% cumulative trust common securities of the Bank Trust ("Common Securities") to the Company pursuant to that certain Common Securities Purchase Agreement dated as of the Closing Date ("Common Purchase Agreement"). The Preferred Securities will be guaranteed by the Company pursuant to that certain Preferred Securities Guarantee Agreement by and between the Company and State Street Bank and Trust Company, as the guarantee trustee ("Guarantee Trustee") for the benefit of the Fund, and dated as of the Closing Date (the "Preferred Securities Guarantee"). The proceeds of the Fund Purchased Securities and the Common Securities will be used by the Bank Trust to purchase ____% Subordinated Debentures of the Company due September __, 2029 ("Subordinated Debentures") with a liquidation value of $7,000,000 (or, if the over-allotment option is exercised, $7,700,000) pursuant to that certain Subordinated Debentures Purchase Agreement by and between the Company and the Bank Trust dated as of the Closing Date ("Debenture Purchase Agreement"), and the Indenture by and between the Company and State Street Bank and Trust Company, as indenture trustee (the "Indenture Trustee"), dated as of the Closing Date ("Indenture"). The coupon on the Preferred Securities and the Subordinated Debentures will be equal to the dividend yield on the Fund Shares and the debt service on the Subordinated Debentures will be paid from the Company to the Bank Trust and then from the Bank Trust to the Fund, all as expressly provided in the Indenture, Trust Agreement and this Agreement. The Fund will then, in turn, pay the Fund's net income, after any unrecovered expenses, to the holders of the Fund Shares in accordance with the terms of the Offering. For its services in connection with the Offering and on behalf of the Company, the Company will pay Sterne Agee $350,000 upon the Closing Date (and, if the over-allotment option is exercised, an additional $1.25 per share purchased under the Option). Certain agreements between the Company and Sterne Agee have been incorporated in that certain Agreement by and between the Company and Sterne Agee dated of even date herewith (the "Company/Sterne Agee Agreement").

     The Company/Sterne Agee Agreement, the Trust Agreement, the Common Purchase Agreement, the Preferred Securities Guarantee, the Debenture Purchase Agreement, the Indenture and this Agreement are hereinafter referred to collectively as the "Operative Agreements".

     2.   Definitions.   All capitalized terms not otherwise defined herein
          -----------
shall have the same meaning as given such terms in the Underwriting Agreement.

     3.   Acquisition of Preferred Securities and the Preferred Securities
          ----------------------------------------------------------------
Guarantee and Option.
--------------------

          (a)  Purchase Shares.  On the basis of the representations, warranties
               ---------------
and covenants herein contained, and subject to the conditions herein set forth, the Bank Trust and the Company agree to sell to the Fund and the Fund agrees to purchase 280,000 shares ("Firm Shares") of the Fund Purchased Securities which have a liquidation value (as provided in the Trust Agreement) of $25 per share ($7,000,000 in the aggregate) at a purchase price of $25 per share ($7,000,000 in the aggregate). Accordingly, upon such purchase, the Company agrees to issue Subordinated Debentures to the Bank Trust in consideration of the proceeds of the Firm Shares and the Common Shares.

     Payment for the Firm Shares to be sold hereunder is to be made by wire transfer to the Bank Trust against delivery of certificates for the Fund Purchased Securities to the Fund. Such payment and delivery are to be made at the offices of the Fund, 1901 Sixth Avenue North, Suite 2100, Birmingham, Alabama at the Closing Date. The certificates for the Firm Shares will be made available for inspection by the Fund at least one business day prior to the Closing Date.

          (b)  Over-Allotment Option.  In addition, on the basis of the
               ---------------------
representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Bank Trust and the Company hereby grant to the Fund an option to purchase an additional 28,000 shares ("Option Shares") of the Fund Purchased Securities which have a liquidation value (as provided in the Trust Agreement) of $25 per share ($700,000 in the aggregate) at a purchase price of $25.00 per share ($700,000 in the aggregate). The option granted hereby may be exercised in whole or in part (if in part, subject to a maximum of one exercise) upon written notice given within 30 days after the date of this Agreement setting forth the number of Option Shares as to which the Fund is exercising the option and the time and date at which the certificate is to be delivered, but may be exercised only if and at the same time and to the same extent as the Underwriters exercise their over-allotment option under the Underwriting Agreement and further limited to the Company's pro rata share of the over-allotment option exercised by the Underwriters pursuant to the Underwriting Agreement based upon the Company's pro rata share of the Offering. The time and date at which certificates for Option Shares are to be delivered shall be the same date as the Option Closing Date under the Underwriting Agreement. If the date of exercise of the option is three or more business days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The option with respect to the Option Shares granted hereunder may be exercised only to cover the over-allotment option granted to the Underwriters pursuant to the Underwriting Agreement in connection with the sale of Fund Shares in the Offering. The Fund may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Bank Trust and the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date by wire transfer to the order of the Company against delivery of certificates therefor.

     4.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to the Fund that as of the date of this Agreement:

          (a) With respect to any and all information in the Registration Statement and the Prospectus as of the date hereof regarding the Company, the Bank Trust, the Preferred Securities, the Common Securities, the Subordinated Debentures and the Operative Agreements (the "Company Information"), neither the Registration Statement nor any amendment thereto, and neither the Prospectus (which includes the Statement of Additional Information for purposes of this Agreement) nor any supplement thereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading regarding the Company Information; provided, however, that the Company makes no representations or warranties as to (i) information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished by the Fund or to the Fund by or on behalf of any Underwriter through the Representative specifically for use in the preparation thereof, (ii) any description of taxation relating specifically to the Fund Shares (plus any description of taxation relating to the Subordinated Debentures or Preferred Securities not covered by the opinion referenced in Section 7(b) hereof), (iii) information relating to the other two banks participating in the Offering and (iv) the Fund or its management or operations or the Fund Shares (the items in the foregoing clauses (i) through (iv) do not constitute "Company Information").

          (b) The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, national or state bank, federal savings bank, joint venture or partnership in which the Company or any subsidiary of the Company has a 50% or greater or other controlling ownership interest) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full power and authority (corporate, partnership and other, as the case may be) to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"). The Company has been legally constituted and is validly existing in good standing as a registered bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and the rules and, to the extent applicable, regulations thereunder. Each subsidiary bank of the Company has been duly incorporated and is a validly existing banking corporation under the laws of the jurisdiction of its incorporation. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged as disclosed in the Registration Statement or the Prospectus.

          (c) The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable (except, to the extent permitted by the National Bank Act, the stock of the Company's national bank subsidiaries). All of the outstanding stock of each of the Company's corporate subsidiaries owned beneficially and of record by the Company is owned clear of any lien, encumbrance, pledge, equity or claim of any kind other than the lien on the stock of the Bank disclosed in the Financial Statements. Neither the Company nor any of its subsidiaries is a partner or joint venturer in any partnership or joint venture.

          (d) The Company has all requisite legal right, power and authority to execute, deliver, and perform the Operative Agreements to which it is a party. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of the Operative Agreements to which it is a party. The Operative Agreements to which it is a party have been duly authorized, executed, and delivered by the Company, and are the legal, valid, and binding obligation of the Company, and are enforceable as to the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). To the Company's knowledge, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of the Operative Agreements (other than such which have been obtained or made). No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets is subject, is required for the execution, delivery, or performance of the Operative Agreements (other than such which have been obtained or made), and the execution, delivery, and performance of the Operative Agreements will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Company pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate, result in a breach of, or conflict with any term of the certificate of incorporation (or other charter document) or bylaws of the Company or any of its subsidiaries, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on the Company or any of its subsidiaries or to which any of their operations, businesses, properties, or assets are subject, other than any such breach, violation or occurrence that would not have a Material Adverse Effect.

          (e) There is not any pending or, to the best of the Company's knowledge, any threatened action, suit, claim or proceeding against the Company, or any of its officers or any of its properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its officers or properties or otherwise which (i) might result in any Material Adverse Effect to the Company or might materially and adversely affect its properties, assets or rights or (ii) might prevent consummation of the transactions contemplated by the Operative Agreements.

          (f) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Preferred Securities Guarantee and the Subordinated Debentures have been duly authorized for issuance and sale to the Fund and the Bank Trust, respectively, and the Preferred Securities of the Bank Trust have been duly authorized for issuance and sale to the Fund pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Preferred Securities Guarantee and the Subordinated Debentures of the Company or Preferred Securities of the Bank Trust or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the consummation of the transactions contemplated in the Operative Agreements. No further approval or authorization of any stockholder or Board of Directors of the Company or any Administrative Trustees, Property Trustee or beneficiary of the Bank Trust (other than the Fund) or the Guarantee Trustee, the Indenture Trustee or other applicable regulatory body such as the Federal Reserve, the Florida State Banking Commission or the Federal Deposit Insurance Corporation is required for the issuance and sale of the Preferred Securities Guarantee, the Subordinated Debentures or the Preferred Securities to be issued at the Closing Date or Option Closing Date, as the case may be, under the Operative Agreements except as may be required under the 1933 Act, 1940 Act or under state or other securities or Blue Sky laws and except for the actual ministerial actions required to issue and authenticate such securities.

          (g) McGladrey & Pullen, LLP which has examined certain of the financial statements of the Company, its subsidiaries and their acquireds, together with the related schedules and notes which are filed with the Commission as a part of the Registration Statement and which are included in the Prospectus, are independent accountants within the meaning of generally accepted accounting principles and, to the Company's knowledge, independent accountants within the meaning of the 1933 Act and the Rules and Regulations thereunder.
The audited consolidated financial statements of the Company and its subsidiaries, together with the related schedules and notes as of and for the years ended December 31, 1997 and 1998 (the "Audited Financial Statements"), and the Company's unaudited balance sheet and statement of income and notes thereto as of and for the six (6) months ended June 30, 1999 (the "Interim Financial Statements") forming part of the Registration Statement and Prospectus, (collectively, the "Financial Statements"), fairly present in accordance with generally accepted accounting principles the financial position and the results of operations and changes in financial position and cash flow of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein and except, in the case of the Interim Financial Statements, the absence of notes thereto and subject to normal year end adjustments. All of the financial and statistical data with respect to the Company set forth in the Prospectus under the captions "Risk Factors", "Bank Holding Companies", "First Southern Bancorp, Inc. Selected Consolidated Financial Data" and "Supervision and Regulation of the Bank Holding Companies" fairly present the information set forth therein on the basis stated in the Prospectus.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance or for any labor dispute or court or governmental action, order or decree, which is not disclosed in the Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction not within the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interest, joint venture interest, long-term debt or obligations under capital leases of the Company or its subsidiaries, taken as a whole, or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any material adverse change, or any development involving a prospective material adverse change in the management, business, prospects, financial position, net worth or results of operations of the Company or its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus.

          (i) Except as set forth in the Financial Statements or the Registration Statement and Prospectus, (i) the Company and its subsidiaries have good and marketable title to all properties and assets owned by them, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a Material Adverse Effect and other than ordinary course liens purchase money liens and property subject to leases, and other than liens disclosed in the Financial Statements, (ii) the agreements to which the Company and its subsidiaries are a party are valid agreements, enforceable by the Company and its subsidiaries, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights, generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company and its subsidiaries have valid and enforceable leases for all properties as leased by them, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as currently proposed to be conducted.

          (j) The Company and its subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company or any of its subsidiaries that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or its subsidiaries; and all material tax liabilities are adequately provided for on the books of the Company in accordance with generally accepted accounting principles.

          (k) The Company and its subsidiaries maintain insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, errors and omissions, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; and the Company has no reason to believe that it will not be able to renew its or its subsidiaries existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company (other than the cost of such insurance subject to usual or applicable increases).

          (l) To the best of the Company's knowledge, no labor disturbance by the employees of the Company or its subsidiaries exist or is imminent that might be expected to result in a Material Adverse Effect. No collective bargaining agreement exists with any of the Company's or its subsidiaries' employees and, to the best of the Company's knowledge, no such agreement is imminent.

          (m) The Company and its subsidiaries own or possess adequate rights to use all patents, patent rights, inventions, trade secrets, knowhow, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the Company and its subsidiaries have not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company and it subsidiaries by others with respect to any patent, patent rights, inventions, trade secrets, knowhow, trademarks, service marks, trade names or copyrights; and neither the Company nor its subsidiaries have received any notice of, and have any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, knowhow, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

     5.   Representations and Warranties of the Bank Trust.  The Bank Trust
          ------------------------------------------------
represents and warrants to the Fund that as of the date of this Agreement:

          (a) The Bank Trust has been duly formed and is validly existing as a statutory trust under the Connecticut Statutory Trust Act, Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, et seq. (the "Act").
                                                     -- ---

          (b) The Trust Agreement constitutes a valid and binding obligation of the Property Trustee enforceable against the Property Trustee in accordance with the terms thereof.

          (c) The Trust Agreement constitutes a valid and binding obligation of the Depositor and the Administrative Trustees, enforceable against the Depositor and the Administrative Trustees in accordance with its terms.

          (d) The Bank Trust has the requisite trust power and authority to (a) execute and deliver, and to perform its obligations under, the Operative Agreements to which it is a party, and (b) perform its obligations under such Operative Agreements.

          (e) Each of the Operative Agreements to which the Bank Trust is a party constitutes a valid and binding obligation of the Bank Trust, enforceable against the Bank Trust in accordance with the terms thereof.

          (f) The Preferred Securities have been duly authorized by the Bank Trust under the Trust Agreement, and the Preferred Securities, when duly issued, executed and authenticated to the Fund in accordance with the Trust Agreement and this Agreement, will be validly issued, fully paid and nonassessable and will evidence undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement.

          (g) The Common Securities have been duly authorized by the Trust Agreement, and the Common Securities, when duly issued, executed and authenticated to the Company in accordance with the Trust Agreement and the Common Purchase Agreement and delivered and paid for in accordance therewith, will be, validly issued, fully paid and nonassessable and will evidence beneficial undivided interests in the assets of the Bank Trust and will be entitled to the benefits of the Trust Agreement.

          (h) Neither the execution, delivery or performance by the Bank Trust of the Operative Agreements to which it is a party, the consummation by the Bank Trust of the transactions contemplated thereby, nor compliance by the Bank Trust with any of the terms and provisions thereof, (a) violates the Trust Agreement, or, to the best of the Bank Trust's knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Agreements to which it is a party) upon property of the Bank Trust under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to the Bank Trust, to which it is a party or by which it is bound or (b) violates any applicable Connecticut law governing the Bank Trust, or, to the best of the Bank Trust's knowledge, any judgment or order of any court or other tribunal, in each case known to the Bank Trust, applicable to or binding on it.

          (i) No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut governmental authority regulating the Bank Trust is required for the execution, delivery, validity or performance of, or the carrying out by, the Bank Trust of any of the transactions contemplated by the Operative Agreements, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

          (j) The Fund, as the beneficial holder of the Preferred Securities, will be entitled to the same limitation of personal liability extended to shareholders of domestic corporations organized under the laws of the State.

     6.   Conditions to the Fund's Obligations.  The obligations of the Fund to
          ------------------------------------
purchase the Fund Purchased Securities under this Agreement (and consequently, the several Underwriters to purchase the Fund Shares under the Underwriting Agreement) shall be subject to the continuing accuracy in all material respects of all representations and warranties of the Company and the Bank Trust contained in the Operative Agreements, as of the date hereof and as of the Closing Date (or the Option Closing Date as the case may be), and to the delivery of the following:

          (a) The Company shall provide the Fund at the Closing Date or the Option Closing Date, as the case may be, with a legal opinion from Greenberg Traurig, P.A. addressed to SAL Trust Preferred Fund I, in the form attached hereto as Exhibit A (together with a legal opinion from Stuzin & Camner as to certain bank regulatory matters as indicated in Exhibit A).

          (b) The Company shall provide the Fund at the Closing Date or the Option Closing Date, as the case may be, with a legal opinion from Bingham Dana LLP addressed to SAL Trust Preferred Fund I and to the Company, in the form as attached hereto as Exhibit B.

          (c) The Company shall provide the Fund at the Closing Date or the Option Closing Date, as the case may be, with a legal opinion from Bingham Dana LLP addressed to SAL Trust Preferred Fund I, in the form attached hereto as Exhibit C.

          (d) The Company shall provide the Fund, as of the Closing Date or the Option Closing Date, as the case may be, with a customary cold-comfort letter addressed to SAL Trust Preferred Fund I from its independent certified public accountants in accordance with FASB standards with respect to the Financial Statements and any and all other financial data relating to the Company or the Bank contained in the Registration Statement or Prospectus which letters are reasonably acceptable to the Fund and the basic content of which is agreed to by the independent certified public accountants.

          (e) On the Closing Date, the Company shall have delivered to the Fund copies of the manually signed Operative Agreements other than this Agreement and the Company/Sterne Agee Agreement which shall be executed by each of the parties and originals of which shall be delivered to each party on the same date as the Underwriting Agreement. A certificate of the Company's secretary shall confirm the continued validity of the Operative Agreements on the Closing Date (with respect only to this Agreement and the Company/Sterne Agee Agreement) and the Option Closing Date.

          (f) The Company shall provide the Fund, as of the Closing Date or the Option Closing Date, as the case may be, a certificate from the president of the Company as to the Company and a certificate from the Bank Trust as to the Bank Trust to the effect that all of the representations and warranties made by the Company and the Bank Trust, respectively, in this Agreement are true and correct as of such date.

          (g) The Fund shall have executed a purchase agreement substantially similar to this Agreement with each of the other two bank holding companies contemplated in the Offering and, as of the Closing Date, the Fund shall not have terminated either of such purchase agreements.

     7.   Conditions to Company and Bank Trust Obligations.  The obligations of
          ------------------------------------------------
the Company and the Bank Trust under the Operative Agreements shall be subject to the continuing accuracy in all material respects of all representations and warranties made by Sterne Agee or the Fund in the Operative Agreements or by the Fund in the Underwriting Agreement as of the date hereof and as of the Closing Date and to the delivery to the Company of the following:

          (a) All legal opinions delivered by the Fund's counsel and the Bank Trust's counsel in connection with the Offering shall also be addressed and delivered to the Company. The opinion of counsel to the Fund shall include customary opinions with respect to the registered offering, including without limitation legal sufficiency and effectiveness of the registration statement, organization and existence of the Fund, and compliance with securities laws including the 1940 Act and 1933 Act.

          (b) An opinion letter of Morgan, Lewis & Bockius LLP addressed to the Company to the effect that the interest payments on the Subordinated Debentures are tax-deductible to the Company.

     8.   Expenses.  Offering Participation; Offering Expenses.
          --------   -----------------------------------------

          (a) The Company acknowledges that Sterne Agee has incurred significant time and expenditures in connection with the structuring of the Offering and based thereon, each of the Company and Fund hereby agree to use their best reasonable efforts to complete the Offering in a timely manner but in no event later than September 30, 1999 unless the parties agree otherwise; provided, however, that the Company and Bank Trust shall not be required to consummate the Offering (including any issuance and sale of Fund Purchased Securities or Subordinated Debentures) if (i) the Company's first year's interest expense based upon the coupon rate of the Subordinated Debentures plus
(ii) the Company's expenses under paragraph (c) below shall exceed 10.25% of $7,000,000 or $717,500.

          (b) The Company will bear all of its own expenses necessary for the participation of the Company in the Offering ("Company Expenses") including, but not limited to, its own legal counsel and accountants, the formation and administration of the Bank Trust, the creation and issuance by the Company of the Subordinated Debentures to the Bank Trust, the creation and issuance by the Bank Trust of the Preferred Securities to the Fund and any tax or other legal opinions issued to the Banks regarding the tax effects and the issuance of the Preferred Securities including any such legal opinions issued by counsel to the Fund.

          (c) The Company shall further bear all of its pro rata share (allocated based on relative Offering proceeds) of the Fund's costs and expenses incident to the issuance, offer, sale and delivery of the Fund Shares ("Fund Expenses") including all expenses and fees incident to the filing of the Registration Statement with the SEC and the NASD, AMEX, NYSE or other exchange, as applicable, and including all filing fees incident to qualification of the Offering with the NASD Regulation, Inc., reasonable fees and disbursements of counsel and accountants for the Fund and fees and disbursements of counsel to Sterne Agee, Ritchie & Rediker, L.L.C. (provided, however, that the Company's reimbursement of fees and disbursements for Ritchie & Rediker, L.L.C., shall not exceed $13,333.33 and paid directly to Sterne Agee), costs for preparing, printing and mailing (including printing and service fees of the financial printer and any mailing service provider) the Registration Statement and as many copies of the underwriting documents, Prospectuses and Preliminary Prospectus as Sterne Agee may deem necessary and related exhibits including all amendments and supplements to the Registration Statement, all fees relating to the listing of the Fund Shares on AMEX and/or such other market(s) upon which the Fund and Sterne Agee determine to list the Fund Shares, and all costs associated with the Fund's "road show" including Sterne Agee's out-of-pocket expenses and expenses associated with presentations by the Fund and/or the Company and preparation of visual materials associated therewith; provided, however, the Fund Expenses shall not exceed two percent (2%) of the Company's pro rata share of the proceeds of the Offering. The financial printer shall be as set forth on the Summary of Terms. Fund Expenses shall be payable as reimbursement to the Fund by the 15/th/ day following the date upon which each and any invoice is presented to the Company by the Fund; provided, however, that the Fund shall not present any invoice or group of invoices to the Company more than one time per month. Notwithstanding the foregoing or any other provision to the contrary contained herein, in the event the Offering is terminated for any reason other than as provided in subparagraph (d) below, the Fund Expenses to be borne by the Company shall not exceed $50,000 for the Company excluding the costs and fees of the financial printer and any mailing service provider as referred to above relating to the printing and mailing of the Registration Statement and Prospectus in connection with the Offering.

          (d) Further notwithstanding the foregoing or any other provisions to the contrary contained herein, if, as a result of the failure of the Company to use its best reasonable efforts to consummate closing of the Offering by September 30, 1999 (and Sterne Agee has not failed to use its best reasonable efforts to complete the Offering) and the Offering is at anytime thereafter abandoned by Sterne Agee, then, within fifteen (15) days following such abandonment, the Company shall reimburse Sterne Agee its pro rata share (allocated based on relative expected Offering proceeds) of Sterne Agee's actual out-of-pocket expenses (but excluding expenses of the Fund addressed in subparagraph (c) above) incurred in Sterne Agee's capacity as the underwriter of the Offering and sponsor of the Fund up to a maximum of $20,000; provided, however, this subparagraph (d) in no way affects or limits the Company's obligations to pay its pro rata share of the costs and expenses incident to the issuance, offer, sale and delivery of the Fund Shares referred to in subparagraph (c) above.

     9.   Operating Expenses.  For so long as the Fund is a holder of Preferred
          ------------------
Securities, the Company shall bear all of its pro rata share (allocated based on relative Offering proceeds as adjusted from time to time for any redemptions) of the annual operating costs and expenses incident to the operation of the Fund (if and to the extent reasonable, appropriate and customary to a registrant such as the Fund making an offering such as the Offering), including but not limited to, filings with the SEC, NASD, any applicable state securities commissions or any applicable securities exchanges of any annual, semi-annual or other periodic filings, attorney's fees, accounting fees, fees of the Board of Trustees of the Fund and custodian, fees of the investment manager, insurance including liability insurance for the Board of Trustees, transfer agent fees and other administrative fees; provided, that such aggregate costs and expenses shall not exceed $185,000 per annum, as adjusted each year for changes in the cost of living as reflected in the Consumer Price Index of All Urban Consumers, U.S. City Average, ALL ITEMS. No such adjustment shall in any year result in a reduction of the then current limitation. Sterne Agee and the Fund shall use reasonable efforts to maintain all such expenses at a minimum. If more than 20% of the Fund's assets consist of investments other than any or all of the Preferred Securities or the Subordinated Debentures and the ___% cumulative trust preferred securities or the ___% subordinated debentures of the other two bank holding companies purchased by the Fund with the proceeds of the Offering, then the Company's obligation hereunder shall be reduced by such percentage of the Fund's assets consisting of such other investments.

     10.  Affirmative Covenants.  So long as the Fund is a holder of any Firm
          ---------------------
Shares or Option Shares:

          (a)  Fulfillment of Obligations. The Company, its subsidiaries and the
               --------------------------
Bank Trust shall observe and comply with all of the terms, conditions, restrictions and covenants to be observed or performed by either of them under their respective organizational documents and the Operative Agreements to which either of them is a party.

          (b)  Accounts and Reports.  The Company and the Bank Trust will
               --------------------
maintain a standard system of accounts, records and accounting controls and systems in accordance with generally accepted accounting principles consistently applied. Subject to applicable bank regulatory requirements, the Company will provide the Fund with a copy of the following documents within fifteen (15) days following the filing or completion thereof by either the Company or its auditors: (i) regularly prepared audited financial statements, (ii) quarterly and annual financial statements filed with applicable bank regulatory agencies and (iii) annual reports to shareholders, if applicable.

          (c)  Payment of Taxes.  The Company shall, and shall cause its
               ----------------
subsidiaries to, pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon them or upon their income or property before the same shall become in default, as well as all lawful claims for labor, material and supplies which, if not paid when due, might become a lien or charge upon their property or any part thereof; provided, however, that
                                                        --------  -------
the Company or its subsidiaries shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested in good faith by appropriate proceedings and an adequate reserve therefor has been established on their books if required under GAAP.

          (d)  Conduct of Business; Compliance with Laws.  The Company shall
               -----------------------------------------
keep, and shall cause its Subsidiaries including the Bank Trust to keep their properties in such repair, working order and condition and will from time to time make such repairs, renewals, replacements, additions and improvements thereto so that the business carried on in connection therewith may be properly conducted at all times in a commercially reasonable manner and in material compliance with all applicable statutes, rules and regulations and material obligations; and the Company shall, and shall cause its subsidiaries to, otherwise comply with all applicable statutes, rules, regulations and other material obligations.

          (e)  General Insurance.  The Company shall keep all of its insurable
               -----------------
properties and all of the insurable properties of its subsidiaries now or hereafter owned adequately insured at all times against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses; maintain public liability, workman's compensation and other liability coverage (including so-called errors and omissions, products or service liability coverage) insuring the Company and its subsidiaries to the extent customary with respect to companies conducting similar businesses, all by financially sound and reputable insurance companies and, upon request of the Fund, furnish to the Fund satisfactory evidence of the same.

          (f)  Inspection. Subject to the Fund's execution of confidentiality
               ----------
agreements and other reasonable precautions that the Company and Bank Trust may request from time to time, the Fund may make reasonable inspection of the properties, books and other records of the Company, its subsidiaries and the Bank Trust and may interview directors, officers, employees and independent accountants regarding the affairs of the Company, its subsidiaries and the Bank Trust, in any reasonable manner and at such reasonable times as may be reasonably requested, for the purpose of determining the Company's and the Bank Trust's continuing ability to honor their obligations under the Firm Shares or Option Shares. Any such examinations shall be conducted under the supervision of appropriate officers and personnel of the Company and Bank Trust and subject to applicable bank regulatory requirements. The Company and Bank Trust do not hereby waive or release their respective proprietary or other interest or rights or other protections under applicable law relating to any information obtained by the Fund through such investigations.

          (g)  Corporate Existence. The Company shall maintain and cause each of
               -------------------
its subsidiaries and the Bank Trust to maintain their respective statutory existence, rights and franchises in full force and effect, except as otherwise permitted under the Indenture.

          (h)  Further Assurances.
               ------------------

               (i) The Company will cure promptly or will cause any or all of its subsidiaries or the Bank Trust to cure promptly any defects in the creation and issuance of the Firm Shares or Option Shares or the Subordinated Debentures, and in the execution and delivery of the Operative Agreements. The Company at its expense, will promptly execute and deliver or will cause any or all of its subsidiaries or the Bank Trust to execute and deliver promptly to the Fund, following receipt of a reasonable request in writing from the Fund, all such other and further documents, agreements and instruments in compliance with or pursuant to its covenants and agreements herein, and will make any recordings, file any notices, and obtain any consents as may be necessary or appropriate in connection therewith.

               (ii) The Fund will cure promptly any defects in the creation and issuance of the Fund Shares, and in the execution and delivery of the Operative Agreements. The Fund at its expense, will promptly execute and deliver promptly to the Company, following receipt of a reasonable request in writing from the Company, all such other and further documents, agreements and instruments in compliance with or pursuant to its covenants and agreements herein, and will make any recordings, file any notices, and obtain any consents as may be necessary or appropriate in connection therewith.

          (i)  Bank Trust Trustee. The Company shall at all times use reasonable
               ------------------
efforts to cause the Bank Trust to maintain State Street Bank and Trust or another qualified bank or trust company reasonably acceptable to the Fund as the Property Trustee, Indenture Trustee and Guarantee Trustee and as otherwise required by the Indenture.

     11.  Representations and Covenants of the Fund. The Fund represents,
          -----------------------------------------
warrants and covenants to the Company and the Bank Trust as follows:

          (a) The Fund has been duly organized under the laws of the State of Delaware as a business trust and is validly existing and in good standing as a business trust under the laws of the State of Delaware, with full power and authority to own its properties, and to conduct its business as such business is proposed to be conducted and to carry out the transactions contemplated hereby. The Fund has all requisite authority to execute and deliver this Agreement and any other Operative Agreement to which it is a party and this Agreement and such Operative Agreements when so executed and delivered shall be legal, valid and binding obligations of the Fund, as applicable, enforceable in accordance with their terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally, or the application of principal of equity, whether applied in a proceeding at law or in equity. The representations and warranties of the Fund in Section 1.(a) of the Underwriting Agreement are true and correct.

          (b) The Fund, by acceptance of Firm Shares or Option Shares, as the case may be, represents that it has purchased such shares, not with a view to, or for sale in connection with, any distribution thereof in violation of the 1933 Act.

          (c) The Fund has had an opportunity to ask questions of and receive answers from the Company, or any person or persons acting on their behalf, concerning the terms and conditions of the investment represented by the purchase of the Firm Shares or Option Shares, as the case may be, and concerning the business of the Company and the transactions contemplated hereby, and all such questions have been answered to the full satisfaction of the Fund.

          (d) The investment manger of the Fund has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Firm Shares or Option Shares, as the case may be. The Fund acknowledges and agrees that the Fund Purchased Securities shall be subject to the terms of those certain Operative Agreements relating thereto, including the Indenture, Trust Agreement and Preferred Securities Guarantee.

          (e) The Fund is aware of the fact that the Firm Shares or Option Shares, as the case may be, have not been registered under the 1933 Act or any state securities laws, and that the Firm Shares or Option Shares, as the case may be, purchased in accordance with this Agreement may not be sold, transferred, or otherwise disposed of in the absence of registration under the 1933 Act and applicable state securities laws or an opinion of counsel, satisfactory to the Company, to the effect that such registration is not required due to the availability of registration exemptions.

          (f) It is agreed and acknowledged that all certificates, representing the Firm Shares or Option Shares, as the case may be, if any, shall contain the following legend until such time as such shares shall be registered pursuant to the 1933 Act or comply with Rule 144(k) promulgated under the 1933 Act:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH NOR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE AND SUCH REGISTRATION IS NOT CONTEMPLATED. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED IN WHOLE OR IN PART OR OTHERWISE ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     The Fund understands that the certificates will also bear such legends and be subject to such transfer restrictions as set forth in the Trust Agreement.

     12.  Closing Deliveries.  In connection with the purchase of the Firm
          ------------------
Shares or Option Shares, as the case may be, by the Fund hereunder, the following deliveries and other matters shall take place either on or before the Closing Date or the Option Closing Date, as the case may be:

          (a) The Company shall deliver to the Fund all of the documents referred to in Section 6 of this Agreement and the Company shall receive delivery of all documents referred to in Section 7 of this Agreement.

          (b) The Fund shall receive a certificate from the secretary of the Company (certified by the president of the Company) enclosing true and correct copies of the resolutions of the Board of Directors of the Company authorizing the Company to enter into the Operative Agreements and sell to the Fund the Firm Securities and the Option Securities, as the case may be, certified copies of the Articles of Incorporation of the Company and its subsidiaries, copies of certificates of good standing for the Company and its subsidiaries, a representation that there have been no amendments to or documents affecting or altering the Articles of Incorporation of the Company or its subsidiaries since date of the certified copies thereof, attaching a true and correct form of the Preferred Securities, the Common Securities and Subordinated Debentures and certifying that the officers executing this certificate are duly elected officers of the Company.

          (c) Each of the Operative Agreements shall be executed and delivered and all performance required on or before such date shall have been performed in all material respects.

          (d) The Company shall duly issue and deliver certificates to the Fund for the Firm Shares or the Option Shares, as the case may be, to be purchased by the Fund and the applicable Guarantee.

          (e) The Company, the Bank Trust and the Fund shall execute a cross-receipt affirming that the Company has received the proceeds from the sale of Subordinated Debentures to the Bank Trust, the Bank Trust has received the proceeds from the sale of Fund Purchased Securities to the Fund, the Fund has received the certificates representing ownership of the Fund Purchased Securities, and the Bank Trust has received certificates representing the Subordinated Debentures.

13.  Indemnification and Contribution.
     --------------------------------

          (a) The Company agrees to indemnify and hold harmless the Fund against any losses, claims, damages, liabilities or expenses (including reasonable attorney's fees and reasonable costs of investigation), joint or several, to which the Fund may become subject under the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of representation, warranty, agreement or covenant of the Company herein contained,
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company agrees to reimburse the Fund for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                                   --------  -------
Company shall only be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission regarding the Company Information (as defined in Section 4(a)) made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto; provided that the Company had an opportunity to review
                       -------------
and comment on the Company Information prior to filing with the SEC and the Company Information conforms thereto and; provided further, that the indemnity
                                          ----------------
agreement provided in this Section 13(a) with respect to any Preliminary Prospectus shall not inure to the benefit of the Fund if any Underwriter, from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Fund Shares, failed to deliver a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected to such person within the time required by the 1933 Act, the 1940 Act and the Rules and Regulations thereunder.

     The indemnity agreement in this Section 13(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and trustee of the Fund and each person, if any, who controls the Fund within the meaning of the 1940 Act, the 1933 Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          (b) The Fund agrees to indemnify and hold harmless the Company and the Bank Trust against any losses, claims, damages or liabilities, or expenses (including reasonable costs of investigation) joint or several, to which the Company or Bank Trust may become subject under the 1933 Act, the 1940 Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Fund herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 13(b) to the extent that such untrue statements or alleged untrue statement or omission or alleged omission did not constitute "Company Information" subject to indemnification by the Company to the Fund as provided in the foregoing paragraph (a), and agrees to reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

     The indemnity agreement in this Section 13(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company, each officer and trustee of the Bank Trust and each person, if any, who controls the Company or the Bank Trust within the meaning of the 1940 Act, 1933 Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Fund may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 13 of notice of the commencement of any action for which such party is indemnified hereunder, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 13, notify the indemnifying party in writing of the commencement thereof but the unintentional omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise than under this Section 13 except to the extent that the indemnifying party is materially prejudiced thereby. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the
                                        --------  -------
defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon advice of counsel that there may be legal defenses available to it which are inconsistent to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this
Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnifying party representing all the indemnified parties under Section 13(a) or 13(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time (no more than fifteen (15) days) after notice of commencement of the action is given to indemnifying party by indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No
            --------
indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party or indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made and would otherwise be covered pursuant to this Section 13 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 13 provided for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages, liabilities or expense subject to indemnification under this Section 13 (including reasonable costs of investigation) to which they may be subject (after contribution from others), provided, however, that (i) no person guilty of a fraudulent
         --------  -------
misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation, and (ii) no person shall be required to contribute an amount greater than the amount for which such party would otherwise have been required to indemnify under this Section 13. The contribution agreement in this Section 13(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and trustee of the Fund, each officer and director of the Company, each officer and trustee of the Bank Trust and each person, if any, who controls the Fund or the Company within the meaning of the 1940 Act, 1933 Act or the Exchange Act.

          (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who are represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 13, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 13 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the 1933 Act, the 1940 Act and the Exchange Act.

     14.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Alabama, without regard to principles of conflicts of law.

     15.  Binding Agreement; Assignment.  This Agreement and the right of the
          -----------------------------
parties hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, estates and legal representatives. No rights or obligations under this Agreement may be assigned without the written consent of the parties hereto.

     16.  Entire Agreement; Amendment.  This Agreement and the documents
          ---------------------------
delivered pursuant hereto, constitute the entire Agreement and understanding among the parties hereto and supersede and revoke any prior agreement or understanding relating to the subject matter of this Agreement. No change, amendment, termination or attempted waiver of any of the provisions hereof shall be binding upon the other parties unless reduced to writing and signed by the party against whom such change, amendment, termination or waiver is sought to be enforced.

     17.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     18.  Captions.  The Captions used in this Agreement are inserted for
          ---------
convenience only and shall not constitute a part hereof.

     19.  Third Party Rights.  It is the intention of the parties that nothing
          ------------------
in this Agreement shall be deemed to create any right in favor of or with respect to any Person not a party to this Agreement.

     20.  Survival.  The representations, warranties, covenants and agreements
          --------
made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery thereof for the period of the statute of limitations applicable thereto, including any periods of waiver or extension thereof, and all certificates delivered at the Closing Date or the Option Closing Date, as the case may be, which reconfirm the representations and warranties herein as of such date shall be deemed to constitute a representation and warranty made herein by such party.

     21.  Partial Invalidity.  If any provision of this Agreement is found by
          ------------------
any competent authority to be void or unenforceable, such provision shall be modified, if possible, so as to effect the intent of the parties expressed herein, or if it cannot be so modified, it shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall continue in full force and effect.

     22.  Notices. All notices, requests, demands, claims, and other
          -------
communications hereunder will be in writing. Any notice, request, demand, claim or other communication if addressed to the intended recipient as set forth below shall be deemed to be duly given either when personally delivered or two days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one day after it is delivered to a commercial overnight courier that retains receipts for deliveries:

          If to the Company:

          First Southern Bank, Inc.
          9955 West Glades Road
          Boca Raton, Florida 33434
          Attn: Robert H. Santom, President

          If to the Bank Trust:

          First Southern Bancorp Capital Statutory Trust
          9955 West Glades Road
          Boca Raton, Florida 33434
          Attn: Robert H. Santom, President

          With copy (if to Company or Bank Trust) to:

          Greenberg Traurig, P.A.
          515 East Las Olas Boulevard
          Suite 1500
          Fort Lauderdale, Florida 33301
          Attn: Brian J. Sherr, Esq.

          If to the Fund:

          SAL TRUST PREFERRED FUND I
          1901 Sixth Avenue North
          Birmingham, Alabama 35203
          Attn: James S. Holbrook, Jr.

          With copy to:

          Thomas S. Harman, Esq.
          Morgan, Lewis & Bockius LLP
          1800 M Street, N.W.
          Washington, D.C.  20036-5969

          and to:

          William K. Holbrook, Esq.
          Ritchie & Rediker, L.L.C.
          312 North 23/rd/ Street
          Birmingham, Alabama  35203

Any party may give any notice, request, demand, claim, or other communication hereunder using any other means, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which such notices, requests, demands, claims, or other communications are to be delivered by giving the other parties notice in the manner herein set forth.

     23.  Termination. This Agreement shall continue until there are no Firm
          -----------
Shares or Option Shares, as the case may be, outstanding or until this Agreement is terminated by the written agreement of the parties, which ever first occurs. Further, this Agreement shall automatically terminate and be of no further force and effect in the event that the Underwriting Agreement is for any reason terminated.


                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ATTEST:                             SAL TRUST PREFERRED FUND I


____________________________        By: _____________________________
Secretary                           Name:   James S. Holbrook, Jr.
                                    Title:  President


ATTEST:                             FIRST SOUTHERN BANCORP, INC.


____________________________        By: _____________________________
Secretary                           Name:   Robert H. Santom
                                    Title:  President


ATTEST:                             FIRST SOUTHERN BANCORP CAPITAL
                                    STATUTORY TRUST

____________________________        By: _____________________________
Secretary                           Name:   Robert H. Santom
                                    Title:  Administrative Trustee

                                   EXHIBIT A
                                   ---------

                 [Form of Legal Opinion of Greenberg Traurig]

[The following opinions of Greenberg Traurig will be subject to results of diligence and customary assumptions and qualifications. Any opinions relating to regulation of banks or bank holding companies may be given instead by separate bank regulatory counsel to the Company ("Bank Counsel").]

1. The Company has been incorporated and its status is active as a corporation under the laws of the State of Florida with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and Prospectus, and to counsel's knowledge is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a materially adverse effect upon the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), excluding any such qualification required as a result of the formation of the Bank Trust and the consummation of the Offering (as to which no opinion is expressed).

2. [Based solely on a letter dated ________ ___, 1999 from _________ of the Board of Governors of the Federal Reserve System,] the Company is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. [Bank Counsel to provide this opinion.]

3. Each of the Company's subsidiaries has been incorporated and its status is active as a corporation under the laws of the state of its incorporation (and First Southern Bank is further validly existing as a state-chartered bank under the laws of the State of Florida) [Bank Counsel to cover prior parenthetical], with corporate power and authority to own its properties and conduct its business as now conducted, and to counsel's knowledge is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify would have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Company's subsidiaries are owned of record and, to counsel's knowledge, beneficially, by the Company, except for _________ shares of __________ which are owned of record by _________. To our knowledge, neither the Company nor any of its subsidiaries have issued or are parties to outstanding options or warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into any, shares of capital stock in any of the Company's subsidiaries, other than __________.

4. Under the laws of the State of Florida, the Company's Articles of Incorporation and its Bylaws, the Company has corporate power and authority to execute and deliver, and to perform its obligations under, the Operative Agreements to which it is party and to issue, sell and deliver the Subordinated Debentures to the Bank Trust pursuant to the Debenture Purchase Agreement and the Indenture against payment of the consideration set forth in the Debenture Purchase Agreement upon which time (assuming due authentication of the Subordinated Debentures by the Trustee in accordance with the Indenture) the Subordinated Debentures will be validly issued to the Bank Trust and will constitute valid and binding obligations of the Company to the Bank Trust which shall be entitled to the benefits of the Indenture and shall be enforceable by the Bank Trust against the Company in accordance with its terms and subject to the terms of the Indenture and the Operative Agreements to which the Company is party (including, without limitation, the Preferred Securities Guarantee), and the Operative Agreements to which the Company is party have been duly authorized, executed and delivered by the Company and constitute the legal and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other laws affecting creditors' rights generally, including, without limitation, the United States Bankruptcy Code and applicable state laws.

5. There are no preemptive rights or, to the knowledge of such counsel, other rights to subscribe for or to purchase, the Subordinated Debentures pursuant to the Company's Articles of Incorporation, bylaws or the Material

Agreements ["Material Agreements" to constitute agreements specifically identified and listed on a schedule]. The terms of the Subordinated Debentures materially conform to the descriptions thereof set forth in the Prospectus (including the Statement of Additional Information), insofar as such statements constitute descriptions of contracts, agreements or other legal documents, with due regard to the fact that such description is a summary of certain material aspects of the Subordinated Debentures and that additional terms of the Subordinated Debentures are contained in the Indenture and other Operative Agreements provided to you and the Fund and their respective counsel which are not included in such description.

6. No consent, approval, authorization or order of any court or governmental agency or body is required on the part of the Company for the performance of the Operative Agreements by the Company or the consummation by the Company of the transactions contemplated (other than as may be required under applicable bank regulation, as to which we express no opinion). [Bank Counsel to also cover prior sentence as to bank regulation.] The performance of the Operative Agreements by the Company and the consummation by the Company of the transactions contemplated thereby will not conflict with or result in a material breach or violation by the Company of any of the terms or provisions of, or constitute a material default by the Company under, any Material Agreement, a violation or breach of the Articles of Incorporation or bylaws of the Company, or any material breach or violation of any statute, judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties; other than any such breach or violation that will not have a Material Adverse Effect, and other than as may occur under applicable bank regulation, as to which we express no opinion. [Bank Counsel to address no-violation under bank regulation.]

7. Except as disclosed in the Registration Statement or the Prospectus, to our knowledge, there is not pending or threatened against the Company any legal or governmental action, suit, or proceeding to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body that would have a Material Adverse Effect if determined adversely, other than as set forth in _________ [insert reference to list of litigation].

8. To the knowledge of such counsel, neither the Company nor any of its subsidiaries is in material violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company and its subsidiaries and material to the Company and its subsidiaries taken as a whole or any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, other than any such violations that are not reasonably expected to have a Material Adverse Effect.

Although we have not undertaken, except as otherwise expressly indicated in this letter, to independently verify the accuracy or completeness or fairness of the statements in the Registration Statement, we have participated in the preparation of portions of the Registration Statement and the Prospectus relating to the Company and the Operative Agreements, including review and discussion of the contents thereof with representatives of the Company and its independent certified public accountants and with representatives of the Fund, the Underwriters and the other Bank Holding Companies and the Fund's, the Underwriters' and the other Bank Holding Companies' respective counsel, and on the basis of the foregoing and the Documents (and relying as to materiality to a large extent upon the opinions and representations of officers and other representatives of the Company), we advise you that nothing has come to our attention that has caused us to believe that the Company Information contained in the Registration Statement at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no opinion as to the financial statements and the notes thereto and any other financial and statistical data included in the Registration Statement or the Prospectus).

                                   EXHIBIT B
                                   ---------

            [Form of Legal Opinion of Bingham Dana for Bank Trust]

     The Operative Agreements to which the Bank Trust is a party each as set forth in the opinion shall be herein referred to as the "Operative Documents".

1. The Bank Trust has been duly formed and is validly existing as a statutory trust under the Connecticut Statutory Trust Act, Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, et seq. (the "Act").
                                           -- ---

2. The Trust Agreement constitutes a valid and binding obligation of the Property Trustee enforceable against the Property Trustee in accordance with the terms thereof.

3. The Trust Agreement constitutes a valid and binding obligation of the Depositor and the Administrative Trustees, enforceable against the Depositor and the Administrative Trustees in accordance with its terms.

4. The Bank Trust has the requisite trust power and authority to (a) execute and deliver, and to perform its obligations under, the Operative Documents, and
(b) perform its obligations under such Operative Documents.

5. Each of the Operative Documents to which the Bank Trust is a party constitutes a valid and binding obligation of the Bank Trust, enforceable against the Bank Trust in accordance with the terms thereof.

6. The Preferred Securities have been duly authorized by the Bank Trust under the Trust Agreement, and the Preferred Securities, when duly issued, executed and authenticated to the Fund in accordance therewith, will be validly issued, fully paid and nonassessable and will evidence undivided beneficial interests in the assets of the Bank Trust and will be entitled to the benefits of the Trust Agreement.

7. The Common Securities have been duly authorized by the Trust Agreement, and the Common Securities, when duly issued, executed and authenticated to the Company in accordance with the Trust Agreement and the Common Purchase Agreement and delivered and paid for in accordance therewith, will be, validly issued, fully paid and nonassessable and will evidence beneficial undivided interests in the assets of the Bank Trust and will be entitled to the benefits of the Trust Agreement.

8. Neither the execution, delivery or performance by the Bank Trust of the Operative Documents, the consummation by the Bank Trust of the transactions contemplated thereby, nor compliance by the Bank Trust with any of the terms and provisions thereof, (a) violates the Trust Agreement, or, to the best of our knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Documents) upon property of the Bank Trust under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to us, to which it is a party or by which it is bound or (b) violates any applicable Connecticut law governing the Bank Trust, or, to the best of our knowledge, any judgment or order of any court or other tribunal, in each case known to us, applicable to or binding on it.

9. No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut governmental authority regulating the Bank Trust is required for the execution, delivery, validity or performance of, or the carrying out by, the Bank Trust of any of the transactions contemplated by the Operative Documents, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

10. The Fund, as the beneficial holder of the Preferred Securities, will be entitled to the same limitation of personal liability extended to shareholders of domestic corporations organized under the laws of the State.

                                   EXHIBIT C
                                   ---------

         [Form of Legal Opinion of Bingham Dana LLP for State Street]

     The Operative Agreements to which State Street is party as well as certain other documents each set forth in the opinion are herein referred to as the "Operative Documents".

1. State Street is a state chartered trust company, validly formed under the laws of the Commonwealth of Massachusetts, is authorized to transact the business of banking under the laws of the State and has the requisite corporate and trust power and authority (a) to execute, deliver and perform its obligations under the Operative Documents to which it is a party in its individual capacity and (b) as Property Trustee, Indenture Trustee and Guarantee Trustee, as the case may be, to execute, deliver and perform its obligations (on behalf of the Bank Trust) under the Operative Documents to which the Property Trustee (on behalf of the Bank Trust), Indenture Trustee and the Guarantee Trustee, as the case may be, is a party.

2. State Street, individually, and in its capacity as Property Trustee, Guarantee Trustee and Indenture Trustee, as the case may be, has duly authorized, executed and delivered the Operative Documents to which the Property Trustee, Indenture Trustee and the Guarantee Trustee, as the case may be, is party. Each of the Indenture and the Guarantee constitutes a valid and binding obligation of State Street, individually and in its capacity as Indenture Trustee and as Guarantee Trustee, as the case may be, enforceable in accordance with the terms thereof.

3. The Debentures delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

4. Neither the execution, delivery or performance by State Street or the Trustees, as the case may be, of the Operative Documents, the consummation by State Street or the Trustees, as the case may be, of the transactions contemplated thereby, nor compliance by State Street or the Trustees, as the case may be, with any of the terms and provisions thereof, (a) requires any approval of its stockholders, or, to the best of our knowledge, any consent or approval of or the giving of notice to any holders of any indebtedness or obligations (or any trustees for such holders) of it known to us, (b) violates its charter documents or by-laws, or, to the best of our knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Documents) upon its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to us, to which it is a party or by which it is bound or (c) violates any applicable State law governing the banking or trust powers of State Street or the Trustees, as the case may be, or, to the best of our knowledge, any judgment or order of any court or other tribunal, in each case known to us, applicable to or binding on it. No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any State governmental authority regulating the banking or trust powers of State Street or the Trustees, as the case may be, is required for the execution, delivery, validity or performance of, or the carrying out by, State Street or the Trustees, as the case may be, of any of the transactions contemplated by the Operative Documents, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

                      TRUST PREFERRED PURCHASE AGREEMENT
                      ----------------------------------

     This TRUST PREFERRED PURCHASE AGREEMENT (this "Agreement") made as of the ____ day of September, 1999, by and among SAL TRUST PREFERRED FUND I, a Delaware statutory business trust (the "Fund"), CENTRAL COMMUNITY CORPORATION, a Delaware corporation (the "Company") which serves as a holding company for First State Bank Central Texas (the "Bank") and CENTRAL COMMUNITY CORPORATION CAPITAL STATUTORY TRUST, a Connecticut statutory business trust (the "Bank Trust"), hereinafter the Fund , the Company and the Bank Trust are collectively referred to as the "parties".

     WHEREAS, the Fund has been organized for the purpose of purchasing through this Agreement (and similar agreements with two other banks) privately placed cumulative trust preferred securities from three statutory trusts organized by three respective community bank holding companies, including the Company; and

     WHEREAS, the purchase of the trust preferred securities is being funded by a public offering of shares of the Fund.

     NOW, THEREFORE, based upon the foregoing and mutual covenants herein contained, and for other good and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Offering. Sterne, Agee & Leach, Inc. ("Sterne Agee") pursuant to and
          --------
subject to the terms and conditions of the Underwriting Agreement dated of even date herewith ("Underwriting Agreement"), is underwriting on a firm commitment basis a public offering ("Offering") of 860,000 (or, if the over-allotment option is exercised, 946,000) shares of the Fund ("Fund Shares"). The Fund is sponsored by Sterne Agee and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the Offering will be made pursuant to the Securities Act of 1933, as amended ("1933 Act"). The proceeds of the Offering will be invested solely in 860,000 (or, if the over-allotment option is exercised, 946,000) shares of ___% cumulative trust preferred securities issued, in the aggregate, by three Connecticut statutory trusts formed by three respective community bank holding companies, including the Company, for the purpose of issuing such ___% cumulative trust preferred securities. Such ___% cumulative trust preferred securities shall have a liquidation value of $25 per share or, in the aggregate, $21,500,000 (or, if the over-allotment option is exercised, $23,650,000) and shall be purchased by the Fund for a purchase price of $25 per share or, in the aggregate, $21,500,000 (or, if the over-allotment option is exercised, $23,650,000). The ___% cumulative trust preferred securities are being sold to the Fund by the three Connecticut statutory trusts pursuant to three trust preferred securities purchase agreements dated of even date herewith by and among the Fund and each of the three community bank holding companies and each of their Connecticut
statutory trusts.   The ___% cumulative trust preferred securities will be
guaranteed by the bank holding companies as provided in the applicable guaranty agreements. The bank holdings companies will also issue to themselves all of the ____% cumulative trust common securities of their respective Connecticut statutory trust. The proceeds of these ___% cumulative trust preferred securities and the ____% cumulative trust common securities will be used by each of the Connecticut statutory trusts to purchase subordinated debentures of their respective bank holding companies issued pursuant to an indenture agreement and a subordinated debenture purchase agreement.

     More specifically, the Company has formed, as sponsor, the Bank Trust, pursuant to the Trust Agreement dated September 1999, to be amended as of the Closing Date ("Trust Agreement") by and among the Company, as sponsor of the Bank Trust, State Street Bank and Trust Company, as property trustee of the Bank Trust (the "Property Trustee"), and _______________ and ______________ as
administrators of the Bank Trust (the "Administrative Trustees").
Simultaneously with the consummation of the Offering, the Bank Trust will sell and the Fund will purchase, pursuant to this Agreement, 280,000 shares (or, if the over-allotment option is exercised, 308,000 shares) of the ___% cumulative trust preferred securities of the Bank Trust ("Preferred Securities") which are coupled with the Preferred Securities Guarantee (as defined below) (collectively, the Preferred Securities and the Preferred Securities Guarantee shall be hereinafter referred to as the "Fund Purchased Securities") for an aggregate purchase price of $7,000,000 (or, if the over-allotment option is exercised, $7,700,000). The Preferred Securities and hence the Fund Purchased Securities will have a liquidation value in the aggregate of $7,000,000 (or, if the over-allotment option is exercised, $7,700,000) as provided in the Trust Agreement and this Agreement. The Bank Trust will also issue ______ shares of ____% cumulative trust common securities of the Bank Trust ("Common Securities") to the Company pursuant to that certain Common Securities Purchase Agreement dated as of the Closing Date ("Common Purchase Agreement"). The Preferred Securities will be guaranteed by the Company pursuant to that certain Preferred Securities Guarantee Agreement by and between the Company and State Street Bank and Trust Company, as the guarantee trustee ("Guarantee Trustee") for the benefit of the Fund, and dated as of the Closing Date (the "Preferred Securities Guarantee"). The proceeds of the Fund Purchased Securities and the Common Securities will be used by the Bank Trust to purchase ____% Subordinated Debentures of the Company due September __, 2029 ("Subordinated Debentures") with a liquidation value of $7,000,000 (or, if the over-allotment option is exercised, $7,700,000) pursuant to that certain Subordinated Debentures Purchase Agreement by and between the Company and the Bank Trust dated as of the Closing Date ("Debenture Purchase Agreement"), and the Indenture by and between the Company and State Street Bank and Trust Company, as indenture trustee (the "Indenture Trustee"), dated as of the Closing Date ("Indenture"). The coupon on the Preferred Securities and the Subordinated Debentures will be equal to the dividend yield on the Fund Shares and the debt service on the Subordinated Debentures will be paid from the Company to the Bank Trust and then from the Bank Trust to the Fund, all as expressly provided in the Indenture, Trust Agreement and this Agreement. The Fund will then, in turn, pay the Fund's net income, after any unrecovered expenses, to the holders of the Fund Shares in accordance with the terms of the Offering. For its services in connection with the Offering and on behalf of the Company, the Company will pay Sterne Agee $350,000 upon the Closing Date (and, if the over-allotment option is exercised, an additional $1.25 per share purchased under the Option). Certain agreements between the Company and Sterne Agee have been incorporated in that certain Agreement by and between the Company and Sterne Agee dated of even date herewith (the "Company/Sterne Agee Agreement").

     The Company/Sterne Agee Agreement, the Trust Agreement, the Common Purchase Agreement, the Preferred Securities Guarantee, the Debenture Purchase Agreement, the Indenture and this Agreement are hereinafter referred to collectively as the "Operative Agreements".

     2.   Definitions.  All capitalized terms not otherwise defined herein shall
          -----------
have the same meaning as given such terms in the Underwriting Agreement.

     3.   Acquisition of Preferred Securities and the Preferred Securities
          ----------------------------------------------------------------
Guarantee and Option.
--------------------

          (a)  Purchase Shares.  On the basis of the representations, warranties
               ---------------
and covenants herein contained, and subject to the conditions herein set forth, the Bank Trust and the Company agree to sell to the Fund and the Fund agrees to purchase 280,000 shares ("Firm Shares") of the Fund Purchased Securities which have a liquidation value (as provided in the Trust Agreement) of $25 per share ($7,000,000 in the aggregate) at a purchase price of $25 per share ($7,000,000 in the aggregate). Accordingly, upon such purchase, the Company agrees to issue Subordinated Debentures to the Bank Trust in consideration of the proceeds of the Firm Shares and the Common Shares.

     Payment for the Firm Shares to be sold hereunder is to be made by wire transfer to the Bank Trust against delivery of certificates for the Fund Purchased Securities to the Fund. Such payment and delivery are to be made at the offices of the Fund, 1901 Sixth Avenue North, Suite 2100, Birmingham, Alabama at the Closing Date. The certificates for the Firm Shares will be made available for inspection by the Fund at least one business day prior to the Closing Date.

          (b)  Over-Allotment Option.  In addition, on the basis of the
               ---------------------
representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Bank Trust and the Company hereby grant to the Fund an option to purchase an additional 28,000 shares ("Option Shares") of the Fund Purchased Securities which have a liquidation value (as provided in the Trust Agreement) of $25 per share ($700,000 in the aggregate) at a purchase price of $25.00 per share ($700,000 in the aggregate). The option granted hereby may be exercised in whole or in part (if in part, subject to a maximum of one exercise) upon written notice given within 30 days after the date of this Agreement setting forth the number of Option Shares as to which the Fund is exercising the option and the time and date at which the certificate is to be delivered, but may be exercised only if and at the same time and to the same extent as the Underwriters exercise their over-allotment option under the Underwriting Agreement and further limited to the Company's pro rata share of the over-allotment option exercised by the Underwriters pursuant to the Underwriting Agreement based upon the Company's pro rata share of the Offering. The time and date at which certificates for Option Shares are to be delivered shall be the same date as the Option Closing Date under the Underwriting Agreement. If the date of exercise of the option is three or more business days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The option with respect to the Option Shares granted hereunder may be exercised only to cover the over-allotment option granted to the Underwriters pursuant to the Underwriting Agreement in connection with the sale of Fund Shares in the Offering. The Fund may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Bank Trust and the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date by wire transfer to the order of the Company against delivery of certificates therefor.

     4.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to the Fund that as of the date of this Agreement:

          (a) With respect to any and all information in the Registration Statement and the Prospectus as of the date hereof regarding the Company, the Bank Trust, the Preferred Securities, the Common Securities, the Subordinated Debentures and the Operative Agreements (the "Company Information"), neither the Registration Statement nor any amendment thereto, and neither the Prospectus (which includes the Statement of Additional Information for purposes of this Agreement) nor any supplement thereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading regarding the Company Information; provided, however, that the Company makes no representations or warranties as to (i) information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished by the Fund or to the Fund by or on behalf of any Underwriter through the Representative specifically for use in the preparation thereof, (ii) any description of taxation relating specifically to the Fund Shares (plus any description of taxation relating to the Subordinated Debentures or Preferred Securities not covered by the opinion referenced in Section 7(b) hereof), (iii) information relating to the other two banks participating in the Offering and (iv) the Fund or its management or operations or the Fund Shares (the items in the foregoing clauses (i) through (iv) do not constitute "Company Information").

          (b) The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, national or state bank, federal savings bank, joint venture or partnership in which the Company or any subsidiary of the Company has a 50% or greater or other controlling ownership interest) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full power and authority (corporate, partnership and other, as the case may be) to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"). The Company has been legally constituted and is validly existing in good standing as a registered bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and the rules and, to the extent applicable, regulations thereunder. Each subsidiary bank of the Company has been duly incorporated and is a validly existing banking corporation under the laws of the jurisdiction of its incorporation. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged as disclosed in the Registration Statement or the Prospectus.

          (c) The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable (except, to the extent permitted by the National Bank Act, the stock of the Company's national bank subsidiaries). All of the outstanding stock of each of the Company's corporate subsidiaries owned beneficially and of record by the Company is owned clear of any lien, encumbrance, pledge, equity or claim of any kind other than the lien on the stock of the Bank disclosed in the Financial Statements. Neither the Company nor any of its subsidiaries is a partner or joint venturer in any partnership or joint venture.

          (d) The Company has all requisite legal right, power and authority to execute, deliver, and perform the Operative Agreements to which it is a party. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of the Operative Agreements to which it is a party. The Operative Agreements to which it is a party have been duly authorized, executed, and delivered by the Company, and are the legal, valid, and binding obligation of the Company, and are enforceable as to the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). To the Company's knowledge, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of the Operative Agreements (other than such which have been obtained or made). No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets is subject, is required for the execution, delivery, or performance of the Operative Agreements (other than such which have been obtained or made), and the execution, delivery, and performance of the Operative Agreements will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Company pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate, result in a breach of, or conflict with any term of the certificate of incorporation (or other charter document) or bylaws of the Company or any of its subsidiaries, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on the Company or any of its subsidiaries or to which any of their operations, businesses, properties, or assets are subject, other than any such breach, violation or occurrence that would not have a Material Adverse Effect.

          (e) There is not any pending or, to the best of the Company's knowledge, any threatened action, suit, claim or proceeding against the Company, or any of its officers or any of its properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its officers or properties or otherwise which (i) might result in any Material Adverse Effect to the Company or might materially and adversely affect its properties, assets or rights or (ii) might prevent consummation of the transactions contemplated by the Operative Agreements.

          (f) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Preferred Securities Guarantee and the Subordinated Debentures have been duly authorized for issuance and sale to the Fund and the Bank Trust, respectively, and the Preferred Securities of the Bank Trust have been duly authorized for issuance and sale to the Fund pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Preferred Securities Guarantee and the Subordinated Debentures of the Company or Preferred Securities of the Bank Trust or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the consummation of the transactions contemplated in the Operative Agreements. No further approval or authorization of any stockholder or Board of Directors of the Company or any Administrative Trustees, Property Trustee or beneficiary of the Bank Trust (other than the Fund) or the Guarantee Trustee, the Indenture Trustee or other applicable regulatory body such as the Federal Reserve, the Florida State Banking Commission or the Federal Deposit Insurance Corporation is required for the issuance and sale of the Preferred Securities Guarantee, the Subordinated Debentures or the Preferred Securities to be issued at the Closing Date or Option Closing Date, as the case may be, under the Operative Agreements except as may be required under the 1933 Act, 1940 Act or under state or other securities or Blue Sky laws and except for the actual ministerial actions required to issue and authenticate such securities.

          (g) Ernst & Young LLP which has examined certain of the financial statements of the Company, its subsidiaries and their acquireds, together with the related schedules and notes which are filed with the Commission as a part of the Registration Statement and which are included in the Prospectus, are independent accountants within the meaning of generally accepted accounting principles and, to the Company's knowledge, independent accountants within the meaning of the 1933 Act and the Rules and Regulations thereunder. The audited consolidated financial statements of the Company and its subsidiaries, together with the related schedules and notes as of and for the years ended December 31, 1997 and 1998 (the "Audited Financial Statements"), and the Company's unaudited balance sheet and statement of income and notes thereto as of and for the six
(6) months ended June 30, 1999 (the "Interim Financial Statements") forming part of the Registration Statement and Prospectus, (collectively, the "Financial Statements"), fairly present in accordance with generally accepted accounting principles the financial position and the results of operations and changes in financial position and cash flow of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein and except, in the case of the Interim Financial Statements, the absence of notes thereto and subject to normal year end adjustments. All of the financial and statistical data with respect to the Company set forth in the Prospectus under the captions "Risk Factors", "Bank Holding Companies", "Central Community Corporation Selected Consolidated Financial Data" and "Supervision and Regulation of the Bank Holding Companies" fairly present the information set forth therein on the basis stated in the Prospectus.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance or for any labor dispute or court or governmental action, order or decree, which is not disclosed in the Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction not within the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interest, joint venture interest, long-term debt or obligations under capital leases of the Company or its subsidiaries, taken as a whole, or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any material adverse change, or any development involving a prospective material adverse change in the management, business, prospects, financial position, net worth or results of operations of the Company or its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus.

          (i) Except as set forth in the Financial Statements or the Registration Statement and Prospectus, (i) the Company and its subsidiaries have good and marketable title to all properties and assets owned by them, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a Material Adverse Effect and other than ordinary course liens purchase money liens and property subject to leases, and other than liens disclosed in the Financial Statements, (ii) the agreements to which the Company and its subsidiaries are a party are valid agreements, enforceable by the Company and its subsidiaries, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights, generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company and its subsidiaries have valid and enforceable leases for all properties as leased by them, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as currently proposed to be conducted.

          (j) The Company and its subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company or any of its subsidiaries that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or its subsidiaries; and all material tax liabilities are adequately provided for on the books of the Company in accordance with generally accepted accounting principles.

          (k) The Company and its subsidiaries maintain insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, errors and omissions, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; and the Company has no reason to believe that it will not be able to renew its or its subsidiaries existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company (other than the cost of such insurance subject to usual or applicable increases).

          (l) To the best of the Company's knowledge, no labor disturbance by the employees of the Company or its subsidiaries exist or is imminent that might be expected to result in a Material Adverse Effect. No collective bargaining agreement exists with any of the Company's or its subsidiaries' employees and, to the best of the Company's knowledge, no such agreement is imminent.

          (m) The Company and its subsidiaries own or possess adequate rights to use all patents, patent rights, inventions, trade secrets, knowhow, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the Company and its subsidiaries have not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company and it subsidiaries by others with respect to any patent, patent rights, inventions, trade secrets, knowhow, trademarks, service marks, trade names or copyrights; and neither the Company nor its subsidiaries have received any notice of, and have any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, knowhow, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

     5.   Representations and Warranties of the Bank Trust.  The Bank Trust
          ------------------------------------------------
represents and warrants to the Fund that as of the date of this Agreement:

          (a) The Bank Trust has been duly formed and is validly existing as a statutory trust under the Connecticut Statutory Trust Act, Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, et seq. (the "Act").
                                                     -- ---

          (b) The Trust Agreement constitutes a valid and binding obligation of the Property Trustee enforceable against the Property Trustee in accordance with the terms thereof.

          (c) The Trust Agreement constitutes a valid and binding obligation of the Depositor and the Administrative Trustees, enforceable against the Depositor and the Administrative Trustees in accordance with its terms.

          (d) The Bank Trust has the requisite trust power and authority to (a) execute and deliver, and to perform its obligations under, the Operative Agreements to which it is a party, and (b) perform its obligations under such Operative Agreements.

          (e) Each of the Operative Agreements to which the Bank Trust is a party constitutes a valid and binding obligation of the Bank Trust, enforceable against the Bank Trust in accordance with the terms thereof.

          (f) The Preferred Securities have been duly authorized by the Bank Trust under the Trust Agreement, and the Preferred Securities, when duly issued, executed and authenticated to the Fund in accordance with the Trust Agreement and this Agreement, will be validly issued, fully paid and nonassessable and will evidence undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement.

          (g) The Common Securities have been duly authorized by the Trust Agreement, and the Common Securities, when duly issued, executed and authenticated to the Company in accordance with the Trust Agreement and the Common Purchase Agreement and delivered and paid for in accordance therewith, will be, validly issued, fully paid and nonassessable and will evidence beneficial undivided interests in the assets of the Bank Trust and will be entitled to the benefits of the Trust Agreement.

          (h) Neither the execution, delivery or performance by the Bank Trust of the Operative Agreements to which it is a party, the consummation by the Bank Trust of the transactions contemplated thereby, nor compliance by the Bank Trust with any of the terms and provisions thereof, (a) violates the Trust Agreement, or, to the best of the Bank Trust's knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Agreements to which it is a party) upon property of the Bank Trust under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to the Bank Trust, to which it is a party or by which it is bound or (b) violates any applicable Connecticut law governing the Bank Trust, or, to the best of the Bank Trust's knowledge, any judgment or order of any court or other tribunal, in each case known to the Bank Trust, applicable to or binding on it.

          (i) No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut governmental authority regulating the Bank Trust is required for the execution, delivery, validity or performance of, or the carrying out by, the Bank Trust of any of the transactions contemplated by the Operative Agreements, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

          (j) The Fund, as the beneficial holder of the Preferred Securities, will be entitled to the same limitation of personal liability extended to shareholders of domestic corporations organized under the laws of the State.

     6.   Conditions to the Fund's Obligations.  The obligations of the Fund to
          ------------------------------------
purchase the Fund Purchased Securities under this Agreement (and consequently, the several Underwriters to purchase the Fund Shares under the Underwriting Agreement) shall be subject to the continuing accuracy in all material respects of all representations and warranties of the Company and the Bank Trust contained in the Operative Agreements, as of the date hereof and as of the Closing Date (or the Option Closing Date as the case may be), and to the delivery of the following:

          (a) The Company shall provide the Fund at the Closing Date or the Option Closing Date, as the case may be, with a legal opinion from J. David Stanford addressed to SAL Trust Preferred Fund I, in the form attached hereto as Exhibit A.

          (b) The Company shall provide the Fund at the Closing Date or the Option Closing Date, as the case may be, with a legal opinion from Bingham Dana LLP addressed to SAL Trust Preferred Fund I and to the Company, in the form as attached hereto as Exhibit B.

          (c) The Company shall provide the Fund at the Closing Date or the Option Closing Date, as the case may be, with a legal opinion from Bingham Dana LLP addressed to SAL Trust Preferred Fund I, in the form attached hereto as Exhibit C.

          (d) The Company shall provide the Fund, as of the Closing Date or the Option Closing Date, as the case may be, with a customary cold-comfort letter addressed to SAL Trust Preferred Fund I from its independent certified public accountants in accordance with FASB standards with respect to the Financial Statements and any and all other financial data relating to the Company or the Bank contained in the Registration Statement or Prospectus which letters are reasonably acceptable to the Fund and the basic content of which is agreed to by the independent certified public accountants.

          (e) On the Closing Date, the Company shall have delivered to the Fund copies of the manually signed Operative Agreements other than this Agreement and the Company/Sterne Agee Agreement which shall be executed by each of the parties and originals of which shall be delivered to each party on the same date as the Underwriting Agreement. A certificate of the Company's secretary shall confirm the continued validity of the Operative Agreements on the Closing Date (with respect only to this Agreement and the Company/Sterne Agee Agreement) and the Option Closing Date.

          (f) The Company shall provide the Fund, as of the Closing Date or the Option Closing Date, as the case may be, a certificate from the president of the Company as to the Company and a certificate from the Bank Trust as to the Bank Trust to the effect that all of the representations and warranties made by the Company and the Bank Trust, respectively, in this Agreement are true and correct as of such date.

          (g) The Fund shall have executed a purchase agreement substantially similar to this Agreement with each of the other two bank holding companies contemplated in the Offering and, as of the Closing Date, the Fund shall not have terminated either of such purchase agreements.

     7.   Conditions to Company and Bank Trust Obligations.  The obligations of
          ------------------------------------------------
the Company and the Bank Trust under the Operative Agreements shall be subject to the continuing accuracy in all material respects of all representations and warranties made by Sterne Agee or the Fund in the Operative Agreements or by the Fund in the Underwriting Agreement as of the date hereof and as of the Closing Date and to the delivery to the Company of the following:

          (a) All legal opinions delivered by the Fund's counsel and the Bank Trust's counsel in connection with the Offering shall also be addressed and delivered to the Company. The opinion of counsel to the Fund shall include customary opinions with respect to the registered offering, including without limitation legal sufficiency and effectiveness of the registration statement, organization and existence of the Fund, and compliance with securities laws including the 1940 Act and 1933 Act.

          (b) An opinion letter of Morgan, Lewis & Bockius LLP addressed to the Company to the effect that the interest payments on the Subordinated Debentures are tax-deductible to the Company.

     8.   Expenses.   Offering Participation; Offering Expenses.
          --------    -----------------------------------------

          (a) The Company acknowledges that SALI has incurred significant time and expenditures in connection with the structuring of the Offering and based thereon, hereby agrees to use its best efforts to complete the Offering in a timely manner in accordance with the terms and conditions of this Letter of Intent and the Summary of

Terms attached hereto, but in no event later than September 30, 1999; provided, however, that the Company shall not required to consummate the Offering if the coupon (interest expense) of the Offering shall exceed 9.25%.

          (b) The Company shall bear all of its pro rata share (allocated based on relative Offering proceeds) of the costs and expenses incident to the issuance, offer, sale and delivery of the Securities including all expenses and fees incident to the filing of the Registration Statement with the SEC and the NASD, as applicable, and including all filing fees incident to qualification of the Offering with the NASD Regulation, Inc., the costs including reasonable counsel fees (whether fees of counsel to Offeror or SALI) of qualification under state securities laws, reasonable fees and disbursements of counsel and accountants for the Offeror, costs for preparing and printing the Registration Statement, and cost of printing as many copies of the underwriting documents, Prospectuses and Preliminary Prospectus as SALI may deem necessary and related exhibits including all amendments and supplements to the Registration Statement, all fees relating to the listing of the Securities on NASDAQ/NMS and/or such other market(s) upon which the Offeror and SALI determine to list the Securities and all costs associated with the Offeror's "road show" including SALI's out-of-pocket expenses and expenses associated with presentations by the Offeror and/or the Company and preparation of visual materials associated therewith which costs and expenses shall be payable as reimbursement to the Offeror by the 25/th/ day of each month for all invoices presented to the Company by the Offeror by the 20/th/ day of each month. The financial printer shall be as set forth on Summary of Terms. SALI agrees to pay all fees and expenses of its counsel in connection with or on account of the Offering other than counsel fees relating to blue-sky filings. To the extent blue-sky work is undertaken by counsel to SALI, it shall be separately billed to SALI and reimbursed to SALI by the Company in its pro rata amount. Notwithstanding the foregoing or any other provision to the contrary contained herein, the expenses of the Offering to be borne by the Company shall not exceed eight percent (8%) of the Company's pro rata share of the proceeds of the Offering. Further notwithstanding the foregoing or any other provisions to the contrary contained herein, if, as a result of the failure of the Company to use its best reasonable efforts to consummate closing of the Offering by September 30, 1999 and the Offering is at anytime thereafter abandoned by SALI, then, within fifteen (15) days following such abandonment, the Company shall reimburse SALI for its pro rata share of all actual out-of-pocket expenses of SALI including attorneys' fees in its capacity as the underwriter of the Offering and sponsor of the Offeror up to a maximum of $50,000; provided, however, this sentence in no way affects or limits the Company's obligations to pay its pro rata share of the costs and expenses incident to the issuance, offer, sale and delivery of the Securities referred to in above sentences of this paragraph.

          9.   Operating Expenses.  For so long as the Fund is a holder of
               ------------------
Preferred Securities, the Company shall bear all of its pro rata share (allocated based on relative Offering proceeds as adjusted from time to time for any redemptions) of the annual operating costs and expenses incident to the operation of the Fund (if and to the extent reasonable, appropriate and customary to a registrant such as the Fund making an offering such as the Offering), including but not limited to, filings with the SEC, NASD, any applicable state securities commissions or any applicable securities exchanges of any annual, semi-annual or other periodic filings, attorney's fees, accounting fees, fees of the Board of Trustees of the Fund and custodian, fees of the investment manager, insurance including liability insurance for the Board of Trustees, transfer agent fees and other administrative fees; provided, that such aggregate costs and expenses shall not exceed $185,000 per annum, as adjusted each year for changes in the cost of living as reflected in the Consumer Price Index of All Urban Consumers, U.S. City Average, ALL ITEMS. No such adjustment shall in any year result in a reduction of the then current limitation. Sterne Agee and the Fund shall use reasonable efforts to maintain all such expenses at a minimum. If more than 20% of the Fund's assets consist of investments other than any or all of the Preferred Securities or the Subordinated Debentures and the ___% cumulative trust preferred securities or the ____% subordinated debentures of the other two bank holding companies purchased by the Fund with the proceeds of the Offering, then the Company's obligation hereunder shall be reduced by such percentage of the Fund's assets consisting of such other investments.

     10.  Affirmative Covenants.  So long as the Fund is a holder of any Firm
          ---------------------
Shares or Option Shares:

          (a)  Fulfillment of Obligations. The Company, its subsidiaries and the
               --------------------------
Bank Trust shall observe and comply with all of the terms, conditions, restrictions and covenants to be observed or performed by either of them under their respective organizational documents and the Operative Agreements to which either of them is a party.

          (b)  Accounts and Reports.  The Company and the Bank Trust will
               --------------------
maintain a standard system of accounts, records and accounting controls and systems in accordance with generally accepted accounting principles consistently applied. Subject to applicable bank regulatory requirements, the Company will provide the Fund with a copy of the following documents within fifteen (15) days following the filing or completion thereof by either the Company or its auditors: (i) regularly prepared audited financial statements, (ii) quarterly and annual financial statements filed with applicable bank regulatory agencies and (iii) annual reports to shareholders, if applicable.

          (c)  Payment of Taxes.  The Company shall, and shall cause its
               ----------------
subsidiaries to, pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon them or upon their income or property before the same shall become in default, as well as all lawful claims for labor, material and supplies which, if not paid when due, might become a lien or charge upon their property or any part thereof; provided, however, that
                                                        --------  -------
the Company or its subsidiaries shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested in good faith by appropriate proceedings and an adequate reserve therefor has been established on their books if required under GAAP.

          (d)  Conduct of Business; Compliance with Laws.  The Company shall
               -----------------------------------------
keep, and shall cause its Subsidiaries including the Bank Trust to keep their properties in such repair, working order and condition and will from time to time make such repairs, renewals, replacements, additions and improvements thereto so that the business carried on in connection therewith may be properly conducted at all times in a commercially reasonable manner and in material compliance with all applicable statutes, rules and regulations and material obligations; and the Company shall, and shall cause its subsidiaries to, otherwise comply with all applicable statutes, rules, regulations and other material obligations.

          (e)  General Insurance.  The Company shall keep all of its insurable
               -----------------
properties and all of the insurable properties of its subsidiaries now or hereafter owned adequately insured at all times against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses; maintain public liability, workman's compensation and other liability coverage (including so-called errors and omissions, products or service liability coverage) insuring the Company and its subsidiaries to the extent customary with respect to companies conducting similar businesses, all by financially sound and reputable insurance companies and, upon request of the Fund, furnish to the Fund satisfactory evidence of the same.

          (f)  Inspection. Subject to the Fund's execution of confidentiality
               ----------
agreements and other reasonable precautions that the Company and Bank Trust may request from time to time, the Fund may make reasonable inspection of the properties, books and other records of the Company, its subsidiaries and the Bank Trust and may interview directors, officers, employees and independent accountants regarding the affairs of the Company, its subsidiaries and the Bank Trust, in any reasonable manner and at such reasonable times as may be reasonably requested, for the purpose of determining the Company's and the Bank Trust's continuing ability to honor their obligations under the Firm Shares or Option Shares. Any such examinations shall be conducted under the supervision of appropriate officers and personnel of the Company and Bank Trust and subject to applicable bank regulatory requirements. The Company and Bank Trust do not hereby waive or release their respective proprietary or other interest or rights or other protections under applicable law relating to any information obtained by the Fund through such investigations.

          (g)  Corporate Existence. The Company shall maintain and cause each of
               -------------------
its subsidiaries and the Bank Trust to maintain their respective statutory existence, rights and franchises in full force and effect, except as otherwise permitted under the Indenture.

          (h)  Further Assurances.
               ------------------

               (i) The Company will cure promptly or will cause any or all of its subsidiaries or the Bank Trust to cure promptly any defects in the creation and issuance of the Firm Shares or Option Shares or the Subordinated Debentures, and in the execution and delivery of the Operative Agreements. The Company at its expense, will promptly execute and deliver or will cause any or all of its subsidiaries or the Bank Trust to execute and deliver promptly to the Fund, following receipt of a reasonable request in writing from the Fund, all such other and further documents, agreements and instruments in compliance with or pursuant to its covenants and agreements herein, and will make any recordings, file any notices, and obtain any consents as may be necessary or appropriate in connection therewith.

               (ii) The Fund will cure promptly any defects in the creation and issuance of the Fund Shares, and in the execution and delivery of the Operative Agreements. The Fund at its expense, will promptly execute and deliver promptly to the Company, following receipt of a reasonable request in writing from the Company, all such other and further documents, agreements and instruments in compliance with or pursuant to its covenants and agreements herein, and will make any recordings, file any notices, and obtain any consents as may be necessary or appropriate in connection therewith.

          (i)  Bank Trust Trustee. The Company shall at all times use reasonable
               ------------------
efforts to cause the Bank Trust to maintain State Street Bank and Trust or another qualified bank or trust company reasonably acceptable to the Fund as the Property Trustee, Indenture Trustee and Guarantee Trustee and as otherwise required by the Indenture.

     11.  Representations and Covenants of the Fund. The Fund represents,
          -----------------------------------------
warrants and covenants to the Company and the Bank Trust as follows:

          (a) The Fund has been duly organized under the laws of the State of Delaware as a business trust and is validly existing and in good standing as a business trust under the laws of the State of Delaware, with full power and authority to own its properties, and to conduct its business as such business is proposed to be conducted and to carry out the transactions contemplated hereby. The Fund has all requisite authority to execute and deliver this Agreement and any other Operative Agreement to which it is a party and this Agreement and such Operative Agreements when so executed and delivered shall be legal, valid and binding obligations of the Fund, as applicable, enforceable in accordance with their terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally, or the application of principal of equity, whether applied in a proceeding at law or in equity. The representations and warranties of the Fund in Section 1.(a) of the Underwriting Agreement are true and correct.

          (b) The Fund, by acceptance of Firm Shares or Option Shares, as the case may be, represents that it has purchased such shares, not with a view to, or for sale in connection with, any distribution thereof in violation of the 1933 Act.

          (c) The Fund has had an opportunity to ask questions of and receive answers from the Company, or any person or persons acting on their behalf, concerning the terms and conditions of the investment represented by the purchase of the Firm Shares or Option Shares, as the case may be, and concerning the business of the Company and the transactions contemplated hereby, and all such questions have been answered to the full satisfaction of the Fund.

          (d) The investment manger of the Fund has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Firm Shares or Option Shares, as the case may be. The Fund acknowledges and agrees that the Fund Purchased Securities shall be subject to the terms of those certain Operative Agreements relating thereto, including the Indenture, Trust Agreement and Preferred Securities Guarantee.

          (e) The Fund is aware of the fact that the Firm Shares or Option Shares, as the case may be, have not been registered under the 1933 Act or any state securities laws, and that the Firm Shares or Option Shares, as the case may be, purchased in accordance with this Agreement may not be sold, transferred, or otherwise disposed of in the absence of registration under the 1933 Act and applicable state securities laws or an opinion of counsel, satisfactory to the Company, to the effect that such registration is not required due to the availability of registration exemptions.

          (f) It is agreed and acknowledged that all certificates, representing shares of the Firm Shares or Option Shares, as the case may be, if any, shall contain the following legend until such time as such shares shall be registered pursuant to the 1933 Act or comply with Rule 144(k) promulgated under the 1933
Act:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH NOR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE AND SUCH REGISTRATION IS NOT CONTEMPLATED. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED IN WHOLE OR IN PART OR OTHERWISE ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     The Fund understands that the certificates will also bear such legends and be subject to such transfer restrictions as set forth in the Trust Agreement.

     12.  Closing Deliveries.  In connection with the purchase of the Firm
          ------------------
Shares or Option Shares, as the case may be, by the Fund hereunder, the following deliveries and other matters shall take place either on or before the Closing Date or the Option Closing Date, as the case may be:

          (a) The Company shall deliver to the Fund all of the documents referred to in Section 6 of this Agreement and the Company shall receive delivery of all documents referred to in Section 7 of this Agreement.

          (b) The Fund shall receive a certificate from the secretary of the Company (certified by the president of the Company) enclosing true and correct copies of the resolutions of the Board of Directors of the Company authorizing the Company to enter into the Operative Agreements and sell to the Fund the Firm Securities and the Option Securities, as the case may be, certified copies of the Articles of Incorporation of the Company and its subsidiaries, copies of certificates of good standing for the Company and its subsidiaries, a representation that there have been no amendments to or documents affecting or altering the Articles of Incorporation of the Company or its subsidiaries since date of the certified copies thereof, attaching a true and correct form of the Preferred Securities, the Common Securities and Subordinated Debentures and certifying that the officers executing this certificate are duly elected officers of the Company.

          (c) Each of the Operative Agreements executed and delivered and all performance required on or before such date shall have been performed in all material respects.

          (d) The Company shall duly issue and deliver certificates to the Fund for the Firm Shares or the Option Shares, as the case may be, to be purchased by the Fund and the applicable Guarantee.

          (e) The Company, the Bank Trust and the Fund shall execute a cross-receipt affirming that the Company has received the proceeds from the sale of Subordinated Debentures to the Bank Trust, the Bank Trust has received the proceeds from the sale of Fund Purchased Securities to the Fund, the Fund has received the certificates representing ownership of the Fund Purchased Securities, and the Bank Trust has received certificates representing the Subordinated Debentures.

13.  Indemnification and Contribution.
     --------------------------------

          (a) The Company agrees to indemnify and hold harmless the Fund against any losses, claims, damages, liabilities or expenses (including reasonable attorney's fees and reasonable costs of investigation), joint or several, to which the Fund may become subject under the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of representation, warranty, agreement or covenant of the Company herein contained,
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company agrees to reimburse the Fund for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                                   --------  -------
Company shall only be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission regarding the Company Information (as defined in Section 4(a)) made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto; provided that the Company had an opportunity to review
                       -------------
and comment on the Company Information prior to filing with the SEC and the Company Information conforms thereto and, provided further, that the indemnity
                                          ----------------
agreement provided in this Section 13(a) with respect to any Preliminary Prospectus shall not inure to the benefit of the Fund if any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Fund Shares, failed to deliver a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected to such person within the time required by the 1933 Act, the 1940 Act and the Rules and Regulations thereunder.

     The indemnity agreement in this Section 13(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and trustee of the Fund and each person, if any, who controls the Fund within the meaning of the 1940 Act, the 1933 Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          (b) The Fund agrees to indemnify and hold harmless the Company and the Bank Trust against any losses, claims, damages or liabilities, or expenses (including reasonable costs of investigation) joint or several, to which the Company or Bank Trust may become subject under the 1933 Act, the 1940 Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Fund herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this
Section 13(b) to the extent that such untrue statements or alleged untrue statement or omission or alleged omission did not constitute "Company Information" subject to indemnification by the Company to the Fund as provided in the foregoing paragraph (a), and agrees to reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

     The indemnity agreement in this Section 13(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company, each officer and trustee of the Bank Trust and each person, if any, who controls the Company or the Bank Trust within the meaning of the 1940 Act, 1933 Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Fund may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 13 of notice of the commencement of any action for which such party is indemnified hereunder, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 13, notify the indemnifying party in writing of the commencement thereof but the unintentional omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise than under this Section 13 except to the extent that the indemnifying party is materially prejudiced thereby. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the
                                        --------  -------
defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon advice of counsel that there may be legal defenses available to it which are inconsistent to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this
Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnifying party representing all the indemnified parties under Section 13(a) or 13(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time (no more than fifteen (15) days) after notice of commencement of the action is given to indemnifying party by indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No
            --------
indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party or indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made and would otherwise be covered pursuant to this Section 13 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 13 provided for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages, liabilities or expense subject to indemnification under this Section 13 (including reasonable costs of investigation) to which they may be subject (after contribution from others), provided, however, that (i) no person guilty of a fraudulent
         --------  -------
misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation, and (ii) no person shall be required to contribute an amount greater than the amount for which such party would otherwise have been required to indemnify under this Section 13. The contribution agreement in this Section 13(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and trustee of the Fund, each officer and director of the Company, each officer and trustee of the Bank Trust and each person, if any, who controls the Fund or the Company or the Bank Trust within the meaning of the 1940 Act, 1933 Act or the Exchange Act.

          (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who are represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 13, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 13 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the 1933 Act, the 1940 Act and the Exchange Act.

     14.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Alabama, without regard to principles of conflicts of law.

     15.  Binding Agreement; Assignment.  This Agreement and the right of the
          -----------------------------
parties hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, estates and legal representatives. No rights or obligations under this Agreement may be assigned without the written consent of the parties hereto.

     16.  Entire Agreement; Amendment.  This Agreement and the documents
          ---------------------------
delivered pursuant hereto, constitute the entire Agreement and understanding among the parties hereto and supersede and revoke any prior agreement or understanding relating to the subject matter of this Agreement. No change, amendment, termination or attempted waiver of any of the provisions hereof shall be binding upon the other parties unless reduced to writing and signed by the party against whom such change, amendment, termination or waiver is sought to be enforced.

     17.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     18.  Captions.  The Captions used in this Agreement are inserted for
          --------
convenience only and shall not constitute a part hereof.

     19.  Third Party Rights.  It is the intention of the parties that nothing
          ------------------
in this Agreement shall be deemed to create any right in favor of or with respect to any Person not a party to this Agreement.

     20.  Survival.  The representations, warranties, covenants and agreements
          --------
made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery thereof for the period of the statute of limitations applicable thereto, including any periods of waiver or extension thereof, and all certificates delivered at the Closing Date or the Option Closing Date, as the case may be, which reconfirm the representations and warranties herein as of such date shall be deemed to constitute a representation and warranty made herein by such party.

     21.  Partial Invalidity.  If any provision of this Agreement is found by
          ------------------
any competent authority to be void or unenforceable, such provision shall be modified, if possible, so as to effect the intent of the parties expressed herein, or if it cannot be so modified, it shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall continue in full force and effect.

     22.  Notices. All notices, requests, demands, claims, and other
          -------
communications hereunder will be in writing. Any notice, request, demand, claim or other communication if addressed to the intended recipient as set forth below shall be deemed to be duly given either when personally delivered or two days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one day after it is delivered to a commercial overnight courier that retains receipts for deliveries:

          If to the Company:

          Central Community Corporation
          5550 South West HK Dodgen Loop
          Temple, Texas 76501
          Attn: Don Grobowsky, Chairman of the Board & CEO

          If to the Bank Trust:

          Central Community Corporation Capital Statutory Trust
          5550 South West HK Dodgen Loop
          Temple, Texas 76501
          Attn: Don Grobowsky, Chairman of the Board

          With copy (if to Company or Bank Trust) to:

          J. David Stanford
          80 South Main
          Post Box Office 1145
          Salado, Texas 76571
          Attn: J. David Stanford

          If to the Fund:

          SAL TRUST PREFERRED FUND I
          1901 Sixth Avenue North
          Birmingham, Alabama 35203
          Attn: James S. Holbrook, Jr.

          With copy to:

          Thomas Harman, Esq.
          Morgan, Lewis & Bockius LLP
          1800 M Street, N.W.
          Washington, D.C.  20036-5969

          and to:

          William K. Holbrook, Esq.
          Ritchie & Rediker, L.L.C.
          312 North 23/rd/ Street
          Birmingham, Alabama  35203

Any party may give any notice, request, demand, claim, or other communication hereunder using any other means, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which such notices, requests, demands, claims, or other communications are to be delivered by giving the other parties notice in the manner herein set forth.

     23.  Termination. This Agreement shall continue until there are no Firm
          -----------
Shares or Option Shares, as the case may be, outstanding or until this Agreement is terminated by the written agreement of the parties, which ever first occurs. Further, this Agreement shall automatically terminate and be of no further force and effect in the event that the Underwriting Agreement is for any reason terminated.


                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ATTEST:                             SAL TRUST PREFERRED FUND I


_________________________           By: ____________________________
Secretary                           Name:   James S. Holbrook, Jr.
                                    Title:  President


ATTEST:                             CENTRAL COMMUNITY CORPORATION


____________________________        By: _____________________________
Secretary                           Name:  Don Grobowsky
                                    Title:  Chairman of the Board


ATTEST:                             CENTRAL COMMUNITY CORPORATION CAPITAL
                                    STATUTORY TRUST

____________________________        By: _____________________________
Secretary                           Name:  Don Grobowsky
                                    Title:  Administrative Trustee

                                   EXHIBIT A
                                   ---------


         [Form of Legal Opinion of J. David Stanford for the Company]

1. The Company has been incorporated and its status is active as a corporation under the laws of the State of Delaware with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and Prospectus, and to counsel's knowledge is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a materially adverse effect upon the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), excluding any such qualification required as a result of the formation of the Bank Trust and the consummation of the Offering (as to which no opinion is expressed).

2. The Company is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

3. Each of the Company's subsidiaries has been incorporated and its status is active as a corporation under the laws of the state of its incorporation and First State Bank Central Texas is further validly existing as a state-chartered bank under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as now conducted, and to counsel's knowledge is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify would have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Company's subsidiaries are owned of record and, to counsel's knowledge, beneficially, by the Company. To our knowledge, neither the Company nor any of its subsidiaries have issued or are parties to outstanding options or warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into any, shares of capital stock in any of the Company's subsidiaries.

4. Under the laws of the State of Delaware, the Company's Articles of Incorporation and its Bylaws, the Company has corporate power and authority to execute and deliver, and to perform its obligations under, the Operative Agreements to which it is party and to issue, sell and deliver the Subordinated Debentures to the Bank Trust pursuant to the Debenture Purchase Agreement and the Indenture against payment of the consideration set forth in the Debenture Purchase Agreement upon which time (assuming due authentication of the Subordinated Debentures by the Trustee in accordance with the Indenture) the Subordinated Debentures will be validly issued to the Bank Trust and will constitute valid and binding obligations of the Company to the Bank Trust which shall be entitled to the benefits of the Indenture and shall be enforceable by the Bank Trust against the Company in accordance with its terms and subject to the terms of the Indenture and the Operative Agreements to which the Company is party (including, without limitation, the Preferred Securities Guarantee), and the Operative Agreements to which the Company is party have been duly authorized, executed and delivered by the Company and constitute the legal and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other laws affecting creditors' rights generally, including, without limitation, the United States Bankruptcy Code and applicable state laws.

5. There are no preemptive rights or, to the knowledge of such counsel, other rights to subscribe for or to purchase, the Subordinated Debentures pursuant to the Company's Articles of Incorporation, Bylaws or the Material Agreements ["Material Agreements" to constitute agreements specifically identified and listed on a schedule]. The terms of the Subordinated Debentures materially conform to the descriptions thereof set forth in the

Prospectus (including the Statement of Additional Information), insofar as such statements constitute descriptions of contracts, agreements or other legal documents, with due regard to the fact that such description is a summary of certain material aspects of the Subordinated Debentures and that additional terms of the Subordinated Debentures are contained in the Indenture and other Operative Agreements provided to you and the Fund and their respective counsel which are not included in such description.

6. No consent, approval, authorization or order of any court or governmental agency or body is required on the part of the Company for the performance of the Operative Agreements by the Company or the consummation by the Company of the transactions contemplated (other than as may be required under applicable bank regulation, as to which we express no opinion). The performance of the Operative Agreements by the Company and the consummation by the Company of the transactions contemplated thereby will not conflict with or result in a material breach or violation by the Company of any of the terms or provisions of, or constitute a material default by the Company under, any Material Agreement, a violation or breach of the Articles of Incorporation or Bylaws of the Company, or any material breach or violation of any statute, judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties; other than any such breach or violation that will not have a Material Adverse Effect, and other than as may occur under applicable bank regulation, as to which we express no opinion.

7. Except as disclosed in the Registration Statement or the Prospectus, to our knowledge, there is not pending or threatened against the Company any legal or governmental action, suit, or proceeding to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body that would have a Material Adverse Effect if determined adversely.

8. To the knowledge of such counsel, neither the Company nor any of its subsidiaries is in material violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company and its subsidiaries and material to the Company and its subsidiaries taken as a whole or any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, other than any such violations that are not reasonably expected to have a Material Adverse Effect.

Although we have not undertaken, except as otherwise expressly indicated in this letter, to independently verify the accuracy or completeness or fairness of the statements in the Registration Statement, we have participated in the preparation of portions of the Registration Statement and the Prospectus relating to the Company and the Operative Agreements, including review and discussion of the contents thereof with representatives of the Company and its independent certified public accountants and with representatives of the Fund, the Underwriters and the other Bank Holding Companies and the Fund's, the Underwriters' and the other Bank Holding Companies' respective counsel, and on the basis of the foregoing and the Documents (and relying as to materiality to a large extent upon the opinions and representations of officers and other representatives of the Company), we advise you that nothing has come to our attention that has caused us to believe that the Company Information contained in the Registration Statement at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no opinion as to the financial statements and the notes thereto and any other financial and statistical data included in the Registration Statement or the Prospectus).

                                   EXHIBIT B
                                   ---------

            [Form of Legal Opinion of Bingham Dana for Bank Trust]

     The Operative Agreement to which the Bank Trust is a party each as set forth in the opinion shall be herein referred to as the "Operative Documents".

1. The Bank Trust has been duly formed and is validly existing as a statutory trust under the Connecticut Statutory Trust Act, Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, et seq. (the "Act").
                                           -- ---

2. The Trust Agreement constitutes a valid and binding obligation of the Property Trustee enforceable against the Property Trustee in accordance with the terms thereof.

3. The Trust Agreement constitutes a valid and binding obligation of the Depositor and the Administrative Trustees, enforceable against the Depositor and the Administrative Trustees in accordance with its terms.

4. The Bank Trust has the requisite trust power and authority to (a) execute and deliver, and to perform its obligations under, the Operative Documents, and
(b) perform its obligations under such Operative Documents.

5. Each of the Operative Documents to which the Bank Trust is a party constitutes a valid and binding obligation of the Bank Trust, enforceable against the Bank Trust in accordance with the terms thereof.

6. The Preferred Securities have been duly authorized by the Bank Trust under the Trust Agreement, and the Preferred Securities, when duly issued, executed and authenticated to the Fund in accordance therewith, will be validly issued, fully paid and nonassessable and will evidence undivided beneficial interests in the assets of the Bank Trust and will be entitled to the benefits of the Trust Agreement.

7. The Common Securities have been duly authorized by the Trust Agreement, and the Common Securities, when duly issued, executed and authenticated to the Company in accordance with the Trust Agreement and the Common Purchase Agreement and delivered and paid for in accordance therewith, will be, validly issued, fully paid and nonassessable and will evidence beneficial undivided interests in the assets of the Bank Trust and will be entitled to the benefits of the Trust Agreement.

8. Neither the execution, delivery or performance by the Bank Trust of the Operative Documents, the consummation by the Bank Trust of the transactions contemplated thereby, nor compliance by the Bank Trust with any of the terms and provisions thereof, (a) violates the Trust Agreement, or, to the best of our knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Documents) upon property of the Bank Trust under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to us, to which it is a party or by which it is bound or (b) violates any applicable Connecticut law governing the Bank Trust, or, to the best of our knowledge, any judgment or order of any court or other tribunal, in each case known to us, applicable to or binding on it.

9. No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut governmental authority regulating the Bank Trust is required for the execution, delivery, validity or performance of, or the carrying out by, the Bank Trust of any of the transactions contemplated by the Operative Documents, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

10. The Fund, as the beneficial holder of the Preferred Securities, will be entitled to the same limitation of personal liability extended to shareholders of domestic corporations organized under the laws of the State.

                                   EXHIBIT C
                                   ---------

         [Form of Legal Opinion of Bingham Dana LLP for State Street]

     The Operative Agreements to which State Street is party as well as certain other documents each set forth in the opinion are herein referred to as the "Operative Documents".

1. State Street is a state chartered trust company, validly formed under the laws of the Commonwealth of Massachusetts, is authorized to transact the business of banking under the laws of the State and has the requisite corporate and trust power and authority (a) to execute, deliver and perform its obligations under the Operative Documents to which it is a party in its individual capacity and (b) as Property Trustee, Indenture Trustee and Guarantee Trustee, as the case may be, to execute, deliver and perform its obligations (on before of the Bank Trust) under the Operative Documents to which the Property (on behalf of the Bank Trust), Indenture Trustee and the Guarantee Trustee, as the case may be, is a party.

2. State Street, individually, and in its capacity as Property Trustee, Guarantee Trustee and Indenture Trustee, as the case may be, has duly authorized, executed and delivered the Operative Documents to which the Property Trustee, Indenture Trustee and the Guarantee Trustee, as the case may be, is party. Each of the Indenture and the Guarantee constitutes a valid and binding obligation of State Street, individually and in its capacity as Indenture Trustee and as Guarantee Trustee, as the case may be, enforceable in accordance with the terms thereof.

3. The Debentures delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

4. Neither the execution, delivery or performance by State Street or the Trustees, as the case may be, of the Operative Documents, the consummation by State Street or the Trustees, as the case may be, of the transactions contemplated thereby, nor compliance by State Street or the Trustees, as the case may be, with any of the terms and provisions thereof, (a) requires any approval of its stockholders, or, to the best of our knowledge, any consent or approval of or the giving of notice to any holders of any indebtedness or obligations (or any trustees for such holders) of it known to us, (b) violates its charter documents or by-laws, or, to the best of our knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Documents) upon its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to us, to which it is a party or by which it is bound or (c) violates any applicable State law governing the banking or trust powers of State Street or the Trustees, as the case may be, or, to the best of our knowledge, any judgment or order of any court or other tribunal, in each case known to us, applicable to or binding on it. No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any State governmental authority regulating the banking or trust powers of State Street or the Trustees, as the case may be, is required for the execution, delivery, validity or performance of, or the carrying out by, State Street or the Trustees, as the case may be, of any of the transactions contemplated by the Operative Documents, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

                                      C-1